1ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 ALEXANDRIA REAL ESTATE EQUITIES, INC. ALEXANDRIA INVESTOR DAY 2024 STRATEGIC POSITIONING for FUTURE GROWTH ONE ALEXANDRIA SQUARE MEGACAMPUS™ | SAN DIEGO December 4, 2024 | Alexandria Center® for Life Science — NYC

2ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 Alexandria®, Lighthouse Design® logo, Building the Future of Life-Changing Innovation®, That’s What’s in Our DNA®, Megacampus™, Alexandria Center®, Alexandria Technology Square®, Labspace®, Alexandria Summit®, and Alexandria Technology Center® are copyrights and trademarks of Alexandria Real Estate Equities, Inc. All other company names, trademarks, and logos referenced herein are the property of their respective owners. Safe Harbor This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, without limitation, statements regarding our projected earnings per share attributable to Alexandria’s common stockholders – diluted, funds from operations per share attributable to Alexandria’s common stockholders – diluted, net operating income, sources and uses of capital, and targets and timing for rental revenues and development and value-creation projects, expenses, capital plan strategy, risk management strategy and related actions, and environmental, social, and governance goals. You can identify the forward-looking statements by their use of forward-looking words, such as “forecast,” “guidance,” “goals,” “projects,” “estimates,” “anticipates,” “believes,” “expects,” “intends,” “may,” “plans,” “seeks,” “should,” “targets,” or “will,” or the negative of those words or similar words. These forward-looking statements are based on our current expectations, beliefs, projections, future plans and strategies, anticipated events or trends, and similar expressions concerning matters that are not historical facts, as well as a number of assumptions concerning future events. There can be no assurance that actual results will not be materially higher or lower than these expectations. These statements are subject to risks, uncertainties, assumptions, and other important factors that could cause actual results to differ materially from the results discussed in the forward-looking statements. Factors that might cause such a difference include, without limitation, our failure to obtain capital (debt, construction financing, and/or equity) or refinance debt maturities, lower than expected yields, increased interest rates and construction and operating costs, adverse economic or real estate developments in our markets, our failure to successfully place into service and lease any properties undergoing development or redevelopment and our existing space held for future development or redevelopment (including new properties acquired for that purpose), our failure to successfully operate or lease acquired or existing properties, decreased rental rates, increased vacancy rates or failure to renew or replace expiring leases, defaults on or non-renewal of leases by tenants, adverse general and local economic conditions, an unfavorable capital market environment, unfavorable or uncertain social and political conditions (including the effects of new laws, regulations and policies), decreased leasing activity or lease renewals, failure to obtain LEED and other healthy building certifications and efficiencies, and other risks and uncertainties detailed in our filings with the Securities and Exchange Commission (“SEC”). Accordingly, you are cautioned not to place undue reliance on such forward-looking statements. Other than as may be required by law, we assume no obligation to update this information and expressly disclaim any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. For more discussion relating to risks and uncertainties that could cause actual results to differ materially from those anticipated in our forward-looking statements, and risks to our business in general, please refer to our SEC filings, including our most recent annual report on Form 10-K and any subsequent quarterly reports on Form 10-Q.

3ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 TABLE OF CONTENTS Alexandria: Jim Collins’ Definition of a Great Company 4 The Next Generation of Life Science Real Estate Demand 29 Alexandria’s Megacampus™ Strategy: Strategic Positioning for Future Growth 49 Life Science Real Estate Supply: Aftermath of COVID 78 Alexandria’s Capital Recycling Strategy: Funding Self-Sufficiency 92 Alexandria’s Balance Sheet and 2025 Guidance 106 Appendix 154 ALEXANDRIA CENTER® FOR ADVANCED TECHNOLOGIES AND AGTECH – RESEARCH TRIANGLE MEGACAMPUS™

4ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 STRATEGIC POSITIONING for FUTURE GROWTH ALEXANDRIA INVESTOR DAY 2024 ALEXANDRIA: JIM COLLINS’ DEFINITION OF A GREAT COMPANY

5ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 Alexandria Pioneered the Life Science Real Estate Niche Based on the Principle of “Clustering” That Is Rooted in the DNA of the Life Science Industry Alexandria’s Cluster Model: OUR NORTH STAR 1994 ONE ALEXANDRIA SQUARE MEGACAMPUS™ | SAN DIEGO Life science clusters fuel scientific translation and collaboration, accelerating the commercialization of novel medicines to advance human health

6ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 1. Alexandria’s initial public offering was priced at $20.00 per share on May 27, 1997. NYSE:ARE Alexandria Completed Our Initial Public Offering, Igniting Our Strong Growth Trajectory Catalyzed by the Rapid Acceleration of Life Science Innovation The First and Only Publicly Traded PURE-PLAY LIFE SCIENCE REIT $155M Gross Proceeds Raised1 1997

7ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 WE ARE MISSION DRIVEN To create and grow life science ecosystems and clusters that ignite and accelerate the world’s leading innovators in their noble pursuit to advance human health by curing disease and improving nutrition S

LIFE SCIENCE REAL ESTATE

WE INVENTED IT. WE OWN IT. WE DOMINATE IT.

Irreplaceable Clustered Asset Base

41.8M Operating RSF

25+ Megacampus™ Ecosystems

Alexandria controls more square footage than the next two largest owners of life science real estate combined[2]

A Sector-Leading Client Base

~800 Tenants

Alexandria's longstanding strategic relationships provide unparalleled insights into life science industry trends

Fortress Balance Sheet

TOP 10% Credit Rating Ranking Among All Publicly Traded U.S. REITs[1]

Alexandria has one of the strongest balance sheets in the REIT industry

Unmatched Operational Excellence

30+ YEARS Experience in Life Science Building Operations

Alexandria's tenants require our essential infrastructure and unmatched operations to help safeguard billions of dollars of their mission-critical science

As of September 30, 2024, unless otherwise indicated. Refer to "Megacampus" in the appendix.

1. A credit rating is not a recommendation to buy, sell, or hold securities and may be subject to revision or withdrawal at any time. Top 10% ranking represents credit rating levels from Moody's Ratings and S&P Global Ratings for publicly traded U.S. REITs, from Bloomberg Professional Services and Nareit.
2. Source: CBRE, "U.S. Life Sciences Real Estate Investment Trends," June 2024.

ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024

8

ALEXANDRIA'S COMPETITIVE ADVANTAGES

"Widen the moat, build enduring competitive advantage, delight your customers, and relentlessly fight costs."

WARREN BUFFETT

30+ YEARS

PEOPLE | PASSION | PURPOSE

At the Vanguard and Heart of the $5.5 Trillion[2] Secularly Growing Life Science Industry

CLUSTERED IN THE BEST LOCATIONS

LARGEST, HIGHEST-QUALITY LABORATORY PLATFORM

~800 TENANTS[1]

HIGH-QUALITY CASH FLOWS

FORTRESS BALANCE SHEET

HIGHLY EXPERIENCED MANAGEMENT TEAM

PROVEN UNDERWRITING

1. As of September 30, 2024.
2. Source: Evaluate Pharma. Represents aggregate total market capitalization for the life science industry, including global major, regional major, and specialty pharmaceutical companies and excluding specialty pharmaceutical consumer companies, as of November 22, 2024.

ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 9

10ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 Alexandria’s long-term successful track record flows from its disciplined focus on what it can be the best in the world at, disciplined insight into what drives its economic engine, and disciplined people passionate about the company’s purpose. JIM COLLINS Renowned Author & Business Strategist

ALEXANDRIA HAS INTEGRATED JIM COLLINS' GOOD TO GREAT® CONCEPTS ON OUR PATH TO ACHIEVING ENDURING GREATNESS



Disciplined Focus
Disciplined Insight
Disciplined People
INPUTS
OUTPUTS
Superior Results
Distinctive Impact
Lasting Endurance

ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 11

ALEXANDRIA'S
— *Disciplined Focus* —

ALEXANDRIA HAS MAINTAINED OUR DISCIPLINED FOCUS AS THE ONLY PURE-PLAY LIFE SCIENCE REIT, CULTIVATING AND GROWING THRIVING LIFE SCIENCE CLUSTERS THAT CATALYZE INNOVATION

SEATTLE
ENTERED 1996 | 3.1M RSF

SAN FRANCISCO BAY AREA
ENTERED 1997 | 7.8M RSF

SAN DIEGO
ENTERED 1994 | 7.7M RSF


THE ALEXANDRIA MEGACAMPUS™ PLATFORM ENCOMPASSES
76%
OF OUR ANNUAL RENTAL REVENUE
41.8M
OPERATING RSF

GREATER BOSTON
ENTERED 1997 | 10.4M RSF

NEW YORK CITY
ENTERED 2005 | 922K RSF

MARYLAND
ENTERED 1996 | 3.8M RSF

RESEARCH TRIANGLE
ENTERED 1997 | 3.8M RSF

As of September 30, 2024. RSF presented in the map represents operating RSF for each market shown.
Refer to "Annual rental revenue" and "Megacampus" in the appendix.

ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024
12

ALEXANDRIA'S
— Disciplined Insight —

ALEXANDRIA'S LONG-TENURED, HIGHLY EXPERIENCED MANAGEMENT TEAM HAS A PROVEN TRACK RECORD LEADING AND GROWING THE COMPANY THROUGH MULTIPLE ECONOMIC CYCLES

OUR EXECUTIVE MANAGEMENT TEAM AVERAGES **19 YEARS** WITH ALEXANDRIA[1]



1994

STARTUP IN THE BASEMENT OF JACOBS ENGINEERING GROUP

Alexandria forms the first-ever private REIT uniquely focused on the critically important life science industry


.com

2000–2002

DOTCOM BUBBLE BURST

Alexandria prioritizes cultivation of long-term strategic relationships with life science industry leaders financial
Crash of

2008–2009

GREAT FINANCIAL CRISIS

Alexandria navigates a worldwide crisis and seeks investment-grade credit ratings while continuing to own key land parcels on balance sheet for future growth (Cambridge and Mission Bay)



2020–2021

PEAK COVID-19 PANDEMIC

Alexandria capitalizes on historic demand



2021–2024

INFLATION AND INTEREST RATES IMPACT THE LIFE SCIENCE AND COMMERCIAL REAL ESTATE INDUSTRIES

Alexandria further enhances our focus on our Megacampus™ platform to position the company for future growth

Refer to "Megacampus" in the appendix.
1. As of September 30, 2024.

ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024

13

14ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 Disciplined Insight ALEXANDRIA DOUBLES DOWN ON CULTIVATING LONG-TERM STRATEGIC TENANT RELATIONSHIPS WITH LIFE SCIENCE INDUSTRY LEADERS UNITED STATES GOVERNMENT — 1996 — — 1999 — — 2000 — — 2002 —— 1996 — — 2004 — — 2005 — — 2005 — — 2006 — — 2009 — — 2005 — — 2009 —— 2007 — — 2008 — — 2011 — — 2012 — — 2013 — — 2015 —— 2010 — — 2010 — Represents the year Alexandria’s relationship with each tenant began through (i) executed lease agreement with the tenant, (ii) Alexandria’s acquisition of property where the tenant was located, (iii) the tenant’s acquisition of an existing Alexandria tenant, or (iv) the sale-leaseback of the tenant’s property. Navigating Long-Term Growth Through THE DOTCOM BUBBLE

15ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 ALEXANDRIA HAS A STRONG AND LONG-TERM TRACK RECORD OF FOSTERING STRATEGIC RELATIONSHIPS WITH HIGHLY DISRUPTIVE COMPANIES ADDRESSING SIGNIFICANT UNMET MEDICAL NEED 1. Source: S&P Capital IQ, November 19, 2024. In 2002, Alexandria recognized the immense potential of Alnylam Pharmaceuticals’ RNAi technology platform Disciplined Insight ALEXANDRIA SIGNS FIRST LEASE WITH ALNYLAM in Cambridge and INVESTS IN THE COMPANY’S SERIES A FINANCING as an initial step to establishing an ENDURING LONG-TERM STRATEGIC RELATIONSHIP Alnylam has FOUR APPROVED THERAPEUTIC PRODUCTS BENEFITING PATIENTS around the world 2002 2024 $30.2B TOTAL MARKET CAPITALIZATION1 Navigating Long-Term Growth Through THE DOTCOM BUBBLE

16ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 ALEXANDRIA STRATEGICALLY IMPROVED OUR CREDIT PROFILE TO ACHIEVE OUR INVESTMENT-GRADE CREDIT RATINGS IN 2011 1. Ratings and outlooks are as of September 30, 2024. A credit rating is not a recommendation to buy, sell, or hold securities and may be subject to revision or withdrawal at any time. Top 10% ranking represents credit rating levels from S&P Global Ratings and Moody’s Investors Service for publicly traded U.S. REITs, from Bloomberg Professional Services and Nareit. 2011 Baa2 Today Baa1 Stable Stable1 2008–2009 Unrated Today 2011 BBB- BBB+ Stable1Stable 2008–2009 Unrated Disciplined Insight TOP 10% CREDIT RATING RANKING AMONG ALL PUBLICLY TRADED U.S. REITS1 Navigating Long-Term Growth Through THE GREAT FINANCIAL CRISIS

ALEXANDRIA'S
— *Disciplined Insight* —

Navigating Long-Term Growth Through

THE GREAT FINANCIAL CRISIS

ALEXANDRIA CONTINUES TO CREATE VALUE ON STRATEGIC FUTURE DEVELOPMENT PARCELS IN CAMBRIDGE


BROAD INSTITUTE
Whitehead Institute
MIT
MEGACAMPUS™ ALEXANDRIA TECHNOLOGY SQUARE®
1.3M RSF
MEGACAMPUS™ ALEXANDRIA CENTER® AT ONE KENDALL SQUARE
1.4M RSF
MEGACAMPUS™ ALEXANDRIA CENTER® AT KENDALL SQUARE
3.0M RSF
ALEXANDRIA CENTER® AT KENDALL SQUARE
BEFORE

As of September 30, 2024.
Refer to "Megacampus" in the appendix.

ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 17

18ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 RESIDENTIAL CHASE CENTER MEGACAMPUS™ ALEXANDRIA CENTER® FOR SCIENCE AND TECHNOLOGY – MISSION BAY 2.2M RSF ALEXANDRIA CONTINUES TO CREATE VALUE ON STRATEGIC FUTURE DEVELOPMENT PARCELS IN MISSION BAY Disciplined Insight As of September 30, 2024. Refer to “Megacampus” in the appendix. BEFORE MISSION BAY Navigating Long-Term Growth Through THE GREAT FINANCIAL CRISIS

19ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 Disciplined Insight ALEXANDRIA’S STRATEGY POSITIONED US TO ENABLE OUR TENANTS’ GROWTH DURING THE UNPRECEDENTED 9-YEAR LIFE SCIENCE BULL RUN FROM 2013 TO 2021 Refer to “Net operating income and net operating income (cash basis)” in the appendix. 1. Represents growth from the year ended December 31, 2009 compared to the year ended December 31, 2021. 2. Assumes reinvestment of dividends. 396% TOTAL SHAREHOLDER RETURN2 2009–20211 335% NET OPERATING INCOME Navigating Long-Term Growth Through THE GREAT FINANCIAL CRISIS 142% COMMON STOCK DIVIDENDS PER SHARE

ALEXANDRIA'S
— *Disciplined Insight* —

Navigating Long-Term Growth Following

THE BULL RUN AND PEAK COVID YEARS

ALEXANDRIA EXECUTES ON STRATEGIC DISPOSITIONS OF NON-CORE ASSETS TO FUND THE FUTURE GROWTH OF OUR BUSINESS CONCENTRATED ON OUR MEGACAMPUS™ PLATFORM

14225 NEWBROOK DRIVE
NORTHERN VIRGINIA
Alexandria successfully operated this property from acquisition in 1997 (prior to our IPO) through sale in 4Q24



2023–2024 Self-Funding Execution

$2.8B
OF DISPOSITIONS AND SALES OF PARTIAL INTERESTS[1]

ONLY 2%
OF NEW ISSUANCES OF COMMON STOCK[2]

As of September 30, 2024. Refer to "Megacampus" in the appendix.

1. Represents dispositions and partial interest sales completed during the year ended December 31, 2023 and completed dispositions and pending dispositions subject to non-refundable deposits and signed letters of intent and/or purchase and sale agreements expected to close by December 31, 2024.
2. Represents the average percentage of total funding during the year ended December 31, 2023 and the projected amounts for the year ending December 31, 2024 based on the midpoints of our guidance ranges for key sources of capital disclosed on October 21, 2024. Includes forward equity sales agreements that were completed in 2024 and are expected to be settled during the three months ending December 31, 2024.

ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024

20

21ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 ALEXANDRIA’S CORE VALUES EXEMPLIFY THE BEHAVIORS OF A DISCIPLINED COMPANY WITH DISCIPLINED PEOPLE INTEGRITY MUTUAL RESPECT EGOLESS LEADERSHIP HUMILITY TRANSPARENCY TEAMWORK TRUST Disciplined People 1 of only 3 S&P 500 REITs recognized by Newsweek in the Real Estate & Housing category NAMED ONE OF THE WORLD’S MOST TRUSTWORTHY COMPANIES 2024 BY NEWSWEEK

22ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 Alexandria has achieved the three outputs that define a great company: Superior Results, Distinctive Impact, and Lasting Endurance. JIM COLLINS Renowned Author & Business Strategist

23ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 ALEXANDRIA: FROM THE VISIONARY PIONEER OF THE LIFE SCIENCE REAL ESTATE NICHE TO THE UNDISPUTED LEADER OF AN IMPORTANT MAINSTREAM ASSET CLASS Refer to ”Total market capitalization” in the appendix. 1. As of December 31, 1994. 2. As of Alexandria’s initial public offering on May 27, 1997. 3. As of September 30, 2024, unless otherwise indicated. 4. For the three months ended September 30, 2024 annualized. 5. Ratings and outlooks are as of September 30, 2024. Represents our credit rating ranking among all publicly traded U.S. REITs. A credit rating is not a recommendation to buy, sell, or hold securities and may be subject to revision or withdrawal at any time. Top 10% ranking represents credit rating levels from Moody’s Ratings and S&P Global Ratings for publicly traded U.S. REITs, from Bloomberg Professional Services and Nareit. Superior Results BBB+ Stable Baa1 Stable 19941 19972 IPO TODAY3 TOTAL MARKET CAPITALIZATION $19M Series A $300M $33.1B TOTAL REVENUES $1.0M $35M $3.2B4 OPERATING RSF 313K 1.5M 41.8M NUMBER OF TENANTS 8 35 ~800 CREDIT RATINGS UNRATED TOP 10%5

24ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 ALEXANDRIA’S OUTSTANDING LONG-TERM VALUE Source: S&P Global Market Intelligence. Assumes reinvestment of dividends. The REITs presented individually in the chart above are only those constituents of the FTSE NAREIT Equity Health Care Index as of September 30, 2024 for which total shareholder return information since May 27, 1997 is available. 1. Alexandria’s initial public offering was priced at $20.00 per share on May 27, 1997. 354% 715% 753% 934% 1,114% 1,140% 1,309% 1,332% 1,395% 1,459% 2,833% HEALTHCARE REALTY TRUST WELLTOWER UNIVERSAL HEALTH REALTY INCOME TRUST LTC PROPERTIES NATIONAL HEALTH INVESTORS HEALTHPEAK PROPERTIES OMEGA HEALTHCARE INVESTORS VENTAS FTSE NAREIT EQUITY HEALTH CARE INDEX MSCI US REIT INDEX Superior Results Total Shareholder Return From ARE’s IPO on May 27, 19971 to September 30, 2024

ALEXANDRIA'S
— Distinctive Impact —

ALEXANDRIA'S ESSENTIAL LABSPACE® INFRASTRUCTURE HELPS POSITION OUR TENANTS TO MEET THEIR SUSTAINABILITY GOALS


LEED

ENERGY EFFICIENCY

325 BINNEY STREET
GREATER BOSTON



ELECTRIFICATION AND ALTERNATIVE ENERGY

ENERGY DISTRICT
SEATTLE



RENEWABLE ELECTRICITY

POWER PURCHASE AGREEMENT
GREATER BOSTON

INNOVATIVE STRATEGY FOR REDUCING OPERATIONAL EMISSIONS

2024
NAREIT INAUGURAL
SUSTAINABILITY DESIGN IMPACT AWARD

Alexandria was honored for implementing sustainable practices that demonstrate **leadership**, **ingenuity**, and **environmental impact** in the commercial real estate industry

ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 25

ALEXANDRIA'S
— Distinctive Impact —

ALEXANDRIA'S HIGHLY IMPACTFUL SOCIAL RESPONSIBILITY PILLARS

Developing and implementing collaborative and innovative solutions to some of the nation's most pressing challenges



The Honor Foundation headquarters in San Diego, CA

← *Supporting our military, our veterans, and their families*

↓ *Building principled leaders through education*



Graduates of the Emily K Center in Durham, NC



Former Congressman Patrick Kennedy at the Alexandria Summit® on Mental Health



OneFifteen campus in Dayton, OH



Future National Medal of Honor Museum in Arlington, TX

↑ *Inspiring future generations with the stories and values of our nation's heroes*



↑ *Accelerating medical innovation to save lives*



↑ *Prioritizing the mental health crisis*

↑ *Revolutionizing addiction treatment*



← *Approaching homelessness as a healthcare problem, not a housing issue*

↑ *Harnessing agtech to combat hunger and improve nutrition*

ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 26

27ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 ALEXANDRIA’S DISCIPLINED AND PROACTIVE 2024 CAPITAL MARKETS ENGAGEMENT 32.7% 18.7% 15.6% 7.2% 14.0% 11.8% Leasing/ Demand and Rental Rate Growth Capital Planning: Sources and Uses/ Balance Sheet Life Science Industry External Growth Supply/ Competition Other Lasting Endurance ANALYSTS’ & INVESTORS’ KEY FOCUS AREAS FOR ALEXANDRIA Represents the distribution of key topics covered during analyst and investor meetings with Alexandria for the nine months ended September 30, 2024, as internally tracked.

ALEXANDRIA'S
— *Lasting Endurance* —

INNOVATION IN MEDICINE IS A NATIONAL IMPERATIVE

The transformative work of Alexandria's life science tenants is critical to addressing massive unmet medical need and reducing healthcare costs

OVER 90%
of the ~10,000 Diseases Known to Humankind
HAVE NO APPROVED TREATMENTS[1]



Prescription Medicine Spend[2] Accounts for
LESS THAN 15%
OF THE $4.5T
Total U.S. Healthcare Spend[3]

1. Source: U.S. House Committee on Energy and Commerce, "The 21st Century Cures Discussion Document White Paper," January 27, 2015.
2. Source: PhRMA, "Understanding Prescription Medicine Spending," 2022.
3. Source: Centers for Medicare & Medicaid Services, "National Health Expenditures 2022 Highlights," 2022.

ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024
28

29ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 STRATEGIC POSITIONING for FUTURE GROWTH ALEXANDRIA INVESTOR DAY 2024 THE NEXT GENERATION OF LIFE SCIENCE REAL ESTATE DEMAND

30ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 Projected Deaths Due to Cancer in 20242 CANCER 612K Deaths Due to Heart Disease in 20213 HEART DISEASE 695K 6.9M Individuals Over 65 Living With Alzheimer’s Disease in 20244 ALZHEIMER’S DISEASE Overdose Deaths in 20235 ADDICTION 107K THE LIFE SCIENCE INDUSTRY HAS MADE SIGNIFICANT PROGRESS EXTENDING AND SAVING MILLIONS OF LIVES; HOWEVER, THERE IS IMMENSE OPPORTUNITY TO SOLVE THE OVER 90% OF DISEASES THAT CURRENTLY HAVE NO TREATMENTS 1. Source: National Multiple Sclerosis Society, “MS Prevalence.” Represents U.S. estimate as of 2019. 2. Source: American Cancer Society, “Cancer Facts & Figures 2024.” Represents U.S. cancer projection for 2024. 3. Source: Centers for Disease Control and Prevention, “Heart Disease Facts,” May 15, 2023. 4. Source: Alzheimer’s Association, “Alzheimer's Disease Facts and Figures.” Represents U.S. estimate for 2024. 5. Source: Centers for Disease Control and Prevention, “Provisional Drug Overdose Death Counts.” Based on data available for analysis on November 3, 2024. Represents predicted U.S. figure for the 12-month period ending January 2024. INDIVIDUALS LIVING WITH MULTIPLE SCLEROSIS (MS) IN THE UNITED STATES1 1M Despite Treatment Advances, There Still Remains No Cure for Patients With MS Key Disease Areas of Significant Unmet Need in the United States

31ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 ALEXANDRIA TENANT BIOGEN’S MS TREATMENT TYSABRI DEMONSTRATES THE COMPLEX JOURNEY OF A MEDICINE FROM ACADEMIC DISCOVERY TO DEVELOPMENT TO COMMERCIALIZATION Source: JAMA Neurology, “Natalizumab: Bench to Bedside and Beyond,” February 2013. 1992 KEY DISCOVERY LINKS IMMUNE SYSTEM TO MS Stanford University and Athena Neuroscience make critical discovery 1996 DEVELOPMENT OF NOVEL IMMUNE TARGETING MEDICINE Elan Pharmaceuticals acquires Athena and advances development of a new potential medicine, Tysabri 1997 HUMAN PHASE I SAFETY TRIAL BEGINS 2000 COMMERCIAL PARTNERSHIP Biogen and Elan partner on development and commercialization of Tysabri and continue clinical testing 2004 APPROVAL FDA approves Tysabri 2013 BIOGEN ACQUIRES WORLDWIDE RIGHTS Private Biotechnology Academia Multinational Pharmaceutical Public Biotechnology Public Biotechnology Multinational Pharmaceutical Multinational Pharmaceutical ++

ALEXANDRIA TENANTS ARE RESPONSIBLE FOR 50% OF NOVEL FDA-APPROVED THERAPIES SINCE 2013

40 FDA (CDER) Approvals YTD 2024[1]

NOVEL FDA-APPROVED THERAPIES FROM ALEXANDRIA TENANTS IN 2024

Lilly

KISUNLA

Therapy treating adults with early symptomatic Alzheimer's disease

Bristol Myers Squibb™

COBENFY

First therapy approved to treat schizophrenia by targeting cholinergic receptors bridgebio

ATTRUBY

Novel oral therapy to reduce cardiovascular death and hospitalization in ATTR-CM patients

Source: U.S. Food and Drug Administration. Novel therapies approved by the FDA (Center for Drug Evaluation and Research (CDER)) include new molecular entities and new biologics defined as products containing active moieties that have not previously been approved by the FDA.

1. Represents the period from January 1, 2024 through November 20, 2024.

>2x INCREASE SINCE 2003

Near-Record Level of FDA Approvals in 2023 Reflects the Strength of the Life Science Industry



55
43
26
2003–2012
2013–2022
2023

NOVEL THERAPIES APPROVED BY THE FDA COMPARED TO PRIOR 10-YEAR AVERAGES

ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 32

33ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 — 1998 — SYNAGIS, developed by MedImmune, is approved for prevention of respiratory syncytial virus infection INNOVATION IS THE DRIVING FORCE BEHIND THE LIFE SCIENCE INDUSTRY’S GROWTH AND DEMAND FOR ALEXANDRIA’S CRITICAL INFRASTRUCTURE AND OPERATIONS IN OUR KEY CLUSTERS 2010s RNAi 2000s ANTIBODY DRUG CONJUGATE 1990s MONOCLONAL ANTIBODY 2020s CRISPR GENE THERAPY — 2001 — Novartis receives approval for GLEEVEC, a treatment for leukemia that was one of the first cancer therapies targeting the molecular cause of the disease — 2018 — Alnylam’s ONPATTRO is approved for treatment of polyneuropathy caused by hereditary ATTR amyloidosis — 2023 — The first approved CRISPR-based medicine, Vertex’s CASGEVY, is approved for treatment of sickle cell disease NOTABLE FDA APPROVALS OF NOVEL MODALITIES BY ALEXANDRIA TENANTS OVER THREE DECADES

OVER THE THREE DECADES SINCE ALEXANDRIA'S FOUNDING, **THE HIGHLY RESILIENT LIFE SCIENCE INDUSTRY HAS INNOVATED THROUGH MULTIPLE MACROECONOMIC CYCLES AND GROWN TO A TOTAL MARKET CAPITALIZATION OF $5.5T**[1]

ARE TOTAL SHAREHOLDER RETURN & NASDAQ BIOTECH INDEX (NBI) PERFORMANCE
May 27, 1997[2] to September 30, 2024



ARE
1997
IPO
DOTCOM BUBBLE
GREAT FINANCIAL CRISIS
POLITICAL DRUG PRICING SCRUTINY
COVID CORRECTION & RISING INTEREST RATES
ARE
1,459%3
NBI
1,406%4
2000-2002
2008-2009
2015-2016
2021-2024

1. Source: Evaluate Pharma. Represents aggregate total market capitalization for the life science industry, including global major, regional major, and specialty pharmaceutical companies and excluding specialty pharmaceutical consumer companies, as of November 22, 2024.
2. Represents the date of Alexandria's initial public offering (IPO). Alexandria's IPO was priced at $20.00 per share on May 27, 1997.
3. Source: S&P Global Market Intelligence. Alexandria's total shareholder return assumes reinvestment of dividends.
4. Source: S&P Capital IQ.

ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 34

FUNDING IS ONLY ONE OF THE MULTIFACETED DRIVERS OF DEMAND FOR ALEXANDRIA'S LIFE SCIENCE REAL ESTATE

Demand Drivers Across Key Tenant Segments of Leasing Activity in 2024

DEMAND DRIVERS

PRIVATE BIOTECHNOLOGY

New Biological Discoveries

Recycling of Executive Management Teams

PUBLIC BIOTECHNOLOGY

R&D and Clinical Milestones

Business Development and Partnership Deals

LARGE CAP BIOPHARMA/ MULTINATIONAL PHARMACEUTICAL

Employee Recruitment and Retention

Mergers and Acquisitions

ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 35

36ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 TENANT CASE STUDY PRIVATE BIOTECH 1. Represents RSF leased by City Therapeutics during the nine months ended September 30, 2024. CITY THERAPEUTICS Co-founded by former Alnylam CEO John Maraganore, City Therapeutics is developing next-generation engineering of small interfering RNAs to improve and expand the reach of RNAi-based medicines Alexandria’s relationship with COMPANY FOUNDER STARTED IN 2002 399 BINNEY STREET ALEXANDRIA CENTER® AT ONE KENDALL SQUARE MEGACAMPUS™ | CAMBRIDGE 31K RSF LEASED1 New Biological Discoveries Recycling of Executive Management DEMAND DRIVERS

TENANT CASE STUDY

PUBLIC BIOTECH

DEMAND DRIVERS

- Positive Clinical Milestones
- Business Development and Partnership Deals

VAXCYTE

Vaxcyte is a clinical-stage biopharmaceutical company developing novel medicines to protect individuals from the consequences of severe bacterial diseases

ALEXANDRIA TENANT SINCE 2021


ALEXANDRIA CENTER

825 INDUSTRIAL ROAD
ALEXANDRIA CENTER® FOR LIFE SCIENCE – SAN CARLOS MEGACAMPUS™ | GREATER STANFORD
259K RSF LEASED[1]

1. Represents RSF leased by Vaxcyte in November 2024.

ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 37

38ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 TENANT CASE STUDY LARGE PHARMA VIVIDION Wholly Owned Subsidiary of Bayer Acquired by Bayer in 2021 for its leading small molecule chemistry platform, Vividion is developing first-in-class medicines to treat cancer and immune diseases ALEXANDRIA TENANT SINCE 2017 10075 BARNES CANYON ROAD SD TECH BY ALEXANDRIA MEGACAMPUS™ | SORRENTO MESA 127K RSF LEASED1 1. Represents RSF leased by Vividion during the nine months ended September 30, 2024. Employee Recruitment and Retention Mergers and Acquisitions DEMAND DRIVERS

39ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 ALEXANDRIA’S LEASING ACTIVITY IS UNIQUELY FUELED BY A SECTOR-LEADING CLIENT BASE OF ~800 TENANTS CULTIVATED OVER 30+ YEARS 1. As of September 30, 2024. 8 213 440 1994 2004 2014 3Q24 NUMBER OF ALEXANDRIA TENANTS 80% OF LEASING ACTIVITY DURING THE PAST 12 MONTHS IS FROM OUR EXISTING TENANT BASE1 ~800 TENANTS

40ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 ALEXANDRIA’S STRONG, BROAD, AND DIVERSE LIFE SCIENCE TENANT BASE BOLSTERED OUR SOLID 2024 LEASING ACTIVITY PERCENTAGE OF LIFE SCIENCE LEASING ACTIVITY BY RSF (1Q–3Q24) MULTINATIONAL PHARMACEUTICAL 37% PRIVATE BIOTECHNOLOGY 23% PUBLIC BIOTECHNOLOGY 7% BIOMEDICAL and GOVERNMENT INSTITUTIONS 10% LIFE SCIENCE SERVICE, PRODUCT, and DEVICE 23%

41ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 ALEXANDRIA’S LONG-TERM RELATIONSHIPS WITH CLINICAL AND COMMERCIAL PUBLIC BIOTECH COMPANIES PROVIDE A PATH FOR GROWTH AS THEY ACHIEVE CLINICAL MILESTONES AND SEEK TO EXPAND R&D CAPABILITIES 7% OF LIFE SCIENCE LEASING ACTIVITY2 82% OF ABOVE LEASING ACTIVITY WAS FROM EXISTING TENANT RELATIONSHIPS2 PUBLIC BIOTECHNOLOGY 1. Source: Evaluate Pharma, November 2024. Includes Phase 1–4 trials that are active, recruiting, enrolling by invitation, or will start recruiting in the near term. Excludes trials with no disclosed phase and trials with no National Clinical Trial number. 2. Represents the nine months ended September 30, 2024. 1,500+ Ongoing Clinical Trials by Alexandria’s Public Biotech Tenants Form the Foundation for Future Growth1

ALEXANDRIA'S BIOMEDICAL AND GOVERNMENT INSTITUTIONAL TENANTS ARE EMBEDDED AND FOUNDATIONAL IN OUR MEGACAMPUSES AND SERVE AS KEY FEEDERS FOR FUTURE CLUSTER GROWTH

$50B+

In Revenue Generated by MIT Companies Since 1991[1]

622

Companies Formed Out of MIT Since 1997[2]



MEGACAMPUS™ ALEXANDRIA TECHNOLOGY SQUARE®
1.3M RSF
Alexandria's First Megacampus:
2006 ACQUISITION
MIT

BIOMEDICAL and GOVERNMENT INSTITUTIONS

10%

OF LIFE SCIENCE LEASING ACTIVITY[3]

100%

OF ABOVE LEASING ACTIVITY WAS FROM EXISTING TENANT RELATIONSHIPS[3]

Refer to "Megacampus" in the appendix.

1. Source: Inc., "MIT's $1.9 Trillion Money Machine," 2017.
2. Source: MIT Technology Licensing Office, "TLO FY2024 Fact Sheet."
3. Represents the nine months ended September 30, 2024.

ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024

42

43ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 ALEXANDRIA’S INNOVATIVE LIFE SCIENCE PRODUCT, SERVICE, AND DEVICE TENANTS DEVELOP CUTTING- EDGE TOOLS AND SERVICES TO ACCELERATE THE DISCOVERY AND ADVANCEMENT OF NEW MEDICINES 23% OF LIFE SCIENCE LEASING ACTIVITY2 90% OF ABOVE LEASING ACTIVITY WAS FROM EXISTING TENANT RELATIONSHIPS2 1. Source: Charles River Laboratories 2023 J.P. Morgan Healthcare Conference presentation. The last three years represent 2020 through 2022. 2. Represents the nine months ended September 30, 2024. 80% Over the Last Three Years¹ Alexandria Tenants in This Cohort Helped Support OF FDA- APPROVED DRUGS LIFE SCIENCE SERVICE, PRODUCT, and DEVICE

44ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 ALEXANDRIA’S BENCH OF HIGHLY INNOVATIVE PRIVATE BIOTECH TENANTS DRIVES DEVELOPMENT OF SCIENTIFIC PLATFORMS THAT REPRESENT THE FUTURE WAVE OF INNOVATIVE MEDICINES 1. Source: PitchBook, November 2024. Includes pharmaceutical and biotechnology mega-financings (>$100 million) from January 1, 2024 to October 31, 2024. 2. Represents the nine months ended September 30, 2024. 23% OF LIFE SCIENCE LEASING ACTIVITY2 69% OF ABOVE LEASING ACTIVITY WAS FROM EXISTING TENANT RELATIONSHIPS2 88% Proportion of $100M+ Life Science Venture Financings Raised in Alexandria Clusters Through YTD 20241 PRIVATE BIOTECHNOLOGY

45ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 ALEXANDRIA IS PHARMA’S REAL ESTATE PARTNER OF CHOICE, WITH 17 OF THE TOP 20 LARGE PHARMA COMPANIES AS OUR EXISTING TENANTS 37% OF LIFE SCIENCE LEASING ACTIVITY2 100% OF ABOVE LEASING ACTIVITY WAS FROM EXISTING TENANT RELATIONSHIPS2 64% of Revenue Is Driven by External Partnerships and M&A With Private and Public Biotech Companies1 MULTINATIONAL PHARMACEUTICAL 1. Source: Evaluate Pharma. Represents percentage of top 20 biopharmaceutical product sales generated from partnerships and mergers and acquisitions (M&A) in 2023. Partnerships include products sourced by a company through in-licensing deals. M&A includes company and product acquisitions. 2. Represents the nine months ended September 30, 2024.

46ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 1. Source: National Library of Medicine SRA Database Growth October 5, 1981 “DESIGNING DRUGS BY COMPUTER” AI HAS BEEN A CRITICAL TOOL FOR THE LIFE SCIENCE INDUSTRY FOR DECADES November 15, 2024 “AI LEARNS THE LANGUAGE OF LIFE”

47ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 Generating large volumes of high-quality biological and chemical data within the laboratory Integrating vast amounts of data generated in the research lab with the aid of AI tools, which then inform the next set of laboratory experiments LIFE SCIENCE RESEARCH LAB COMPUTATIONAL LAB AI IS A CRITICAL TOOL FOR ANALYZING THE VAST AMOUNT OF LIFE SCIENCE DATA GENERATED IN THE LAB AI Tools to Uncover Patterns Within Complex Life Science Data Sets High-Performance Computing Novel Deep Learning and AI Modes Machine Learning

48ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 Refer to “Megacampus” in the appendix. CLUSTERING is the DNA of the LIFE SCIENCE INDUSTRY Alexandria’s Megacampus™ platform strategically located in core R&D clusters uniquely meets the infrastructure and critical operational needs of the collaborative life science industry

49ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 STRATEGIC POSITIONING for FUTURE GROWTH ALEXANDRIA INVESTOR DAY 2024 ALEXANDRIA’S MEGACAMPUS™ STRATEGY STRATEGIC POSITIONING FOR FUTURE GROWTH

50ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 CO-LOCATED with RESEARCH INSTITUTIONS, VENTURE CAPITAL, BIOTECH, and PHARMA STRATEGIC OPTIONALITY and FUTURE GROWTH OPPORTUNITIES BESPOKE AMENITIES to RECRUIT and RETAIN TOP TALENT ENGAGING WORKPLACES that DRIVE PRODUCTIVITY CLUSTERING is the DNA of the LIFE SCIENCE INDUSTRY MISSION-CRITICAL INFRASTRUCTURE and OPERATIONS to CONDUCT CUTTING-EDGE SCIENCE

CLUSTERING is the DNA of the ALEXANDRIA MEGACAMPUS™

The Alexandria Megacampus platform was intentionally designed to align and integrate with the DNA of the life science industry



UNMATCHED LABORATORY OPERATIONS EXPERTISE
HIGH-QUALITY ASSETS CLUSTERED in COLLABORATIVE LIFE SCIENCE ECOSYSTEMS
Mission-Critical Infrastructure
Co-Location
Talent Attraction
Strategic Optionality
Productivity
BESPOKE AMENITIES and ACTIVATED ENVIRONMENTS
SCALE and FLEXIBILITY to PROVIDE PATH FOR GROWTH
TALENT-CENTERED DESIGN

Refer to "Megacampus" in the appendix.

ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 51

COLLABORATIVE ECOSYSTEMS

FOR OVER 30 YEARS

ALEXANDRIA HAS CURATED AND DOMINATED THE CREATION AND GROWTH OF VIBRANT LIFE SCIENCE CLUSTERS

CAMBRIDGE

GREATER BOSTON


LOCATION
INNOVATION
TALENT
CAPITAL


ALEXANDRIA ENTERED CAMBRIDGE IN 1999
BROAD INSTITUTE
MEGACAMPUS™ ALEXANDRIA CENTER® AT KENDALL SQUARE 3.0M RSF
Whitehead Institute
MEGACAMPUS™ ALEXANDRIA CENTER® AT ONE KENDALL SQUARE 1.4M RSF
MAIN STREET
MIT
MEGACAMPUS™ ALEXANDRIA TECHNOLOGY SQUARE® 1.3M RSF

As of September 30, 2024.
Refer to "Megacampus" in the appendix.

ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024
52

COLLABORATIVE ECOSYSTEMS

FOR OVER 30 YEARS

ALEXANDRIA HAS CURATED AND DOMINATED THE CREATION AND GROWTH OF VIBRANT LIFE SCIENCE CLUSTERS

MISSION BAY

SAN FRANCISCO BAY AREA


LOCATION
INNOVATION
TALENT
CAPITAL


ALEXANDRIA ENTERED
MISSION BAY
IN 2004
MEGACAMPUS™ ALEXANDRIA CENTER® FOR SCIENCE AND TECHNOLOGY – MISSION BAY
2.2M RSF
GLADSTONE INSTITUTES
RESIDENTIAL
GIANTS
UCSF
CHASE CENTER
WARRIORS

As of September 30, 2024.
Refer to "Megacampus" in the appendix.

ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024

53

COLLABORATIVE ECOSYSTEMS

FOR OVER 30 YEARS

ALEXANDRIA HAS CURATED AND DOMINATED THE CREATION AND GROWTH OF VIBRANT LIFE SCIENCE CLUSTERS

TORREY PINES

SAN DIEGO

ALEXANDRIA ENTERED

TORREY PINES IN 1994

WITH THE ACQUISITION OF OUR FIRST ASSET



MEGACAMPUS™
ONE ALEXANDRIA SQUARE
1.2M RSF
MEGACAMPUS™
CAMPUS POINT BY ALEXANDRIA
2.9M RSF
SBP Sanford Burnham Prebys
Scripps Research
salk.
LOCATION
INNOVATION
TALENT
CAPITAL
Genesee Ave
805
5
UC San Diego
Scripps

As of September 30, 2024.
Refer to "Megacampus" in the appendix.

ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024

54

COLLABORATIVE ECOSYSTEMS

FOR OVER 30 YEARS

ALEXANDRIA HAS CURATED AND DOMINATED THE CREATION AND GROWTH OF VIBRANT LIFE SCIENCE CLUSTERS

LAKE UNION
SEATTLE


LOCATION
INNOVATION
TALENT
CAPITAL
ALEXANDRIA ENTERED
LAKE UNION IN 2002
MEGACAMPUS™ ALEXANDRIA CENTER® FOR LIFE SCIENCE – SOUTH LAKE UNION
1.6M RSF
Fred Hutch
ALLEN
UW Medicine
BILL & MELINDA GATES foundation
MEGACAMPUS™ ALEXANDRIA CENTER® FOR LIFE SCIENCE – EASTLAKE
1.2M RSF

As of September 30, 2024.
Refer to "Megacampus" in the appendix.

ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024
55

AGGREGATION AND SCALE

ALEXANDRIA HAS BEEN CURATING AND GROWING HIGHLY DESIRABLE AND WELL-AMENITIZED MEGACAMPUS™ ECOSYSTEMS IN THE TOP LIFE SCIENCE CLUSTERS FOR NEARLY TWO DECADES

2006



— 2006 —
First Megacampus: Alexandria Technology Square® | Cambridge



— 2007 —
Alexandria Center® at Kendall Square | Cambridge



— 2007 —
Alexandria Center® for Science and Technology – Mission Bay


ALEXANDRIA

— 2010 —
Alexandria Center® for Life Science – NYC



— 2012 —
Alexandria Center® for Advanced Technologies and Agtech – Research Triangle



— 2014 —
One Alexandria Square | Torrey Pines



— 2015 —
Campus Point by Alexandria | University Town Center



— 2015 —
Alexandria Center® for Life Science – Eastlake | Lake Union



— 2017 —
Alexandria Center® at One Kendall Square | Cambridge

Refer to "Megacampus" in the appendix. Represents the year in which each campus had at least one operating property and aggregated over 1 million RSF, including operating, active development/redevelopment, and land RSF less operating RSF expected to be demolished.

ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024

56

AGGREGATION AND SCALE

ALEXANDRIA HAS BEEN CURATING AND GROWING HIGHLY DESIRABLE AND WELL-AMENITIZED MEGACAMPUS™ ECOSYSTEMS IN THE TOP LIFE SCIENCE CLUSTERS FOR NEARLY TWO DECADES



— 2018 —
Alexandria Center® for Life Science – Shady Grove | Maryland



— 2019 —
The Arsenal on the Charles | Watertown



— 2019 —
SD Tech by Alexandria | Sorrento Mesa



— 2020 —
Alexandria Center® for Life Science – Durham | Research Triangle



— 2020 —
Alexandria Center® for Life Science – Waltham



— 2021 —
Alexandria Center® for Life Science – Fenway



— 2021—
Alexandria Center® for Life Science – San Carlos



— 2022—
Alexandria Center® for Life Science – South Lake Union

3Q24
76%
OF OUR ANNUAL RENTAL REVENUE[1] AND GROWING 2025-2029

Refer to "Annual rental revenue" and "Megacampus" in the appendix. Represents the year in which each campus had at least one operating property and aggregated over 1 million RSF, including operating, active development/redevelopment, and land RSF less operating RSF expected to be demolished.
1. Represents the percentage of our annual rental revenue as of September 30, 2024 from our megacampuses.

ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024
57

58ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 ALEXANDRIA HAS BEEN STRATEGICALLY AGGREGATING OUR CAMPUS POINT MEGACAMPUS™ FOR NEARLY 15 YEARS As of September 30, 2024. Refer to "Megacampus” in the appendix. RSF amounts represent the actual or anticipated total square footage in operation or under active construction at the end of each respective year. 0.5M RSF 0.8M RSF 1.0M RSF 1.3M RSF 1.4M RSF 1.7M RSF 1.8M RSF 2.3M RSF 2.9M RSF 2010 2015 2018 2019 2020 2022 2024 2026 Future 480% GROWTH

59ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 ALEXANDRIA’S WORLD-CLASS DESIGN AND DEVELOPMENT OF MISSION-CRITICAL INFRASTRUCTURE SOLUTIONS 1. For the period from January 1, 2010 through September 30, 2024. The top life science companies in the world continue to select Alexandria as their development and operational partner of choice 14.7M RSF DEVELOPMENT PROJECTS COMMENCED ACROSS 19 MEGACAMPUSES SINCE 20101

60ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 ALEXANDRIA’S HIGHLY CURATED AMENITIES ARE SPECIFICALLY DESIGNED TO ENABLE TENANTS TO RECRUIT, RETAIN, AND ENGAGE TOP TALENT AMENITIES AND ACTIVATION

61ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 ALEXANDRIA’S DIRECT MANAGEMENT AND OPERATION OF MISSION- CRITICAL INFRASTRUCTURE DRIVE TENANT RETENTION 1. Represents average years of applicable experience of our asset services team leadership as of December 4, 2024. Our new building has been the perfect place for us to move our science forward and provide an exceptional employee experience due to the brilliant design of the facility and the outstanding service provided by the ARE team. The management, facilities, and engineering teams at ARE take great pride in providing top-notch customer service. SCOTT DAVIS, LEED AP Director, Operations and Facilities Sail Biomedicines (Tenant at 140 First Street, Cambridge) 25+ YEARS AVERAGE EXPERIENCE IN BUILDING OPERATIONS1

THE POWER OF
ALEXANDRIA'S IRREPLACEABLE

MEGACAMPUS™ PLATFORM

Driving Superior Operating and Financial Results

- EXCEPTIONAL ANNUAL RENTAL REVENUE GROWTH
- LEASING OUTPERFORMANCE
- RENTAL RATE PREMIUMS
- OCCUPANCY OUTPERFORMANCE
- SUPERIOR RETURN ON INVESTMENT


ALEXANDRIA CENTER

Refer to "Megacampus" in the appendix.

ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024
62

63ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 THE POWER OF ALEXANDRIA’S IRREPLACEABLE MEGACAMPUS™ PLATFORM EXCEPTIONAL ARR GROWTH Refer to ”Annual rental revenue” and “Megacampus” in the appendix. 1. Represents growth in annual rental revenue in effect as of December 31, 2016 compared to that in effect as of September 30, 2024. 4Q16 3Q24 $42.3M $144.6M ANNUAL RENTAL REVENUE (ARR) ALEXANDRIA CENTER® AT ONE KENDALL SQUARE MEGACAMPUS™ | CAMBRIDGE 3x Since Our Acquisition of One Kendall Square in November 20161 MORE THAN

THE POWER OF
ALEXANDRIA'S IRREPLACEABLE

MEGACAMPUS™ PLATFORM

LEASING OUTPERFORMANCE: OPERATING

- Flagship destination for life science innovation in the Bay Area's Mid-Peninsula

97.4% OCCUPIED[2]

- Significant options for tenant growth

1.5M RSF OF FUTURE DEVELOPMENT OPPORTUNITIES[2,3]

VAXCYTE
protect humankind


835

258,581 RSF
10-YEAR LEASE[1]
EXPANSION AND EXTENSION AT 825 INDUSTRIAL ROAD

ALEXANDRIA CENTER® FOR LIFE SCIENCE – SAN CARLOS
MEGACAMPUS™ | GREATER STANFORD

Refer to "Megacampus" in the appendix.

1. Represents our lease signed with Vaxcyte in November 2024.
2. As of September 30, 2024 and represents information for the Alexandria Center for Life Science – San Carlos.
3. Represents total square footage upon completion of development or redevelopment of one or more new Class A/A+ properties. Square footage presented includes the RSF of buildings currently in operation at properties that also have future development or redevelopment opportunities. Upon expiration of existing in-place leases, we have the intent to demolish or redevelop the existing property subject to market conditions and leasing.

ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024
64

THE POWER OF ALEXANDRIA'S IRREPLACEABLE

MEGACAMPUS™ PLATFORM

LEASING OUTPERFORMANCE: DEVELOPMENT

70%

PRE-LEASED AT ALEXANDRIA'S 10075 BARNES CANYON ROAD AHEAD OF ANTICIPATED INITIAL DELIVERY IN 2025

VS

8%

Pre-Leased at Competitive New Developments in Sorrento Mesa[2]

BAYER

vividion THERAPEUTICS




127,382 RSF
10-YEAR LEASE[1]

SD TECH BY ALEXANDRIA MEGACAMPUS™

10075 BARNES CANYON ROAD | SORRENTO MESA

As of September 30, 2024, unless otherwise indicated. Refer to "Competitive supply" and "Megacampus" in the appendix.

1. Represents our lease signed with Vividion during the nine months ended September 30, 2024.
2. Source: Alexandria's proprietary competitive supply database.

ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024

65

THE POWER OF ALEXANDRIA'S IRREPLACEABLE

MEGACAMPUS™ PLATFORM

RENTAL RATE PREMIUMS

11.5%

RENTAL RATE PREMIUM

NNN RENTAL RATES PER RSF[1]

$87	vs	$78
ONE ALEXANDRIA SQUARE MEGACAMPUS		STAND-ALONE COMPETITOR BUILDING



ONE ALEXANDRIA SQUARE

10935 AND 10945 ALEXANDRIA WAY | TORREY PINES

Refer to "Megacampus" in the appendix.

1. Sources: Internal records for One Alexandria Square; Cushman & Wakefield for competitor building. Represents the peak rental rates achieved for life science space within the Torrey Pines and University Town Center submarkets in 2023.

ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024

66

THE POWER OF
ALEXANDRIA'S IRREPLACEABLE

MEGACAMPUS™ PLATFORM

OCCUPANCY OUTPERFORMANCE

AVERAGE OCCUPANCY SINCE 2020

97% ALEXANDRIA EASTLAKE MEGACAMPUS OCCUPANCY[1]

VS

58% LAKE UNION MARKET OCCUPANCY[2]

=

39% ALEXANDRIA'S OCCUPANCY OUTPERFORMANCE



Refer to "Competitive supply" and "Megacampus" in the appendix.

1. Represents average occupancy of operating properties for the Alexandria Center® for Life Science – Eastlake Megacampus in our Lake Union submarket as of each December 31 from 2020 through 2023 and as of September 30, 2024.
2. Source: Newmark. Represents average operating occupancy of competitive supply in our Lake Union submarket as of each September 30 for 2020 through 2024.

ALEXANDRIA CENTER® FOR LIFE SCIENCE – EASTLAKE MEGACAMPUS™ | LAKE UNION

ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024
67

THE ALEXANDRIA MEGACAMPUS™ PLATFORM
DRIVES SUPERIOR FINANCIAL PERFORMANCE

GREATER BOSTON



ALEXANDRIA CENTER® AT ONE KENDALL SQUARE

16.6%

ARR CAGR Since 4Q16

SAN FRANCISCO BAY AREA



ALEXANDRIA CENTER® FOR SCIENCE AND TECHNOLOGY – MISSION BAY

17.3%

ARR CAGR Since 4Q08

SAN DIEGO



CAMPUS POINT BY ALEXANDRIA

18.1%

ARR CAGR Since 4Q15

Refer to "Annual rental revenue" and "Megacampus" in the appendix.
Percentages represent the compounded annual growth rate (CAGR) in annual rental revenue in effect as of September 30, 2024 compared to that in effect as of each date indicated. The starting dates represent the year in which each Megacampus was established.

ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024
68

69ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 STRATEGIC POSITIONING for FUTURE GROWTH ALEXANDRIA INVESTOR DAY 2024 ALEXANDRIA’S MEGACAMPUS™ STRATEGY FUTURE DEVELOPMENT AND REDEVELOPMENT WITHIN THE ALEXANDRIA MEGACAMPUS™ PLATFORM PROVIDE SIGNIFICANT NOI GROWTH

70ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 18+ YEARS EXECUTING ON OUR VISION As of September 30, 2024. Refer to “Megacampus” in the appendix. ALEXANDRIA’S DISCIPLINED AND PROVEN APPROACH TO CREATING A COLLABORATIVE MEGACAMPUS™ IN CAMBRIDGE GUIDES OUR DISCIPLINED FUTURE DEVELOPMENT STRATEGY SPOTLIGHT ON CAMBRIDGE ALEXANDRIA CENTER® AT KENDALL SQUARE 3.0M RSF

71ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 20+ YEARS EXECUTING ON OUR VISION As of September 30, 2024. Refer to “Megacampus” in the appendix. SPOTLIGHT ON MISSION BAY ALEXANDRIA CENTER® FOR SCIENCE AND TECHNOLOGY 2.2M RSF ALEXANDRIA’S DISCIPLINED AND PROVEN APPROACH TO CREATING A COLLABORATIVE MEGACAMPUS™ IN MISSION BAY GUIDES OUR DISCIPLINED FUTURE DEVELOPMENT STRATEGY

ALEXANDRIA'S VISIBILITY OF FUTURE GROWTH IN ANNUAL NET OPERATING INCOME FROM DELIVERIES OF DEVELOPMENT AND REDEVELOPMENT PROJECTS

Primarily driven by disciplined development and redevelopment within our Megacampus™ platform



$510M[1]

FUTURE GROWTH IN INCREMENTAL ANNUAL NOI

5.5M RSF

EXPECTED TO BE PLACED INTO SERVICE 4Q24–1Q28[2]

ONE ALEXANDRIA SQUARE MEGACAMPUS™ | SAN DIEGO

As of September, 30, 2024. Refer to "Megacampus" and "Net operating income and net operating income (cash basis)" in the appendix.

1. Our share of incremental annual net operating income from development and redevelopment projects expected to be placed into service primarily commencing from 4Q24 through 1Q28 is projected to be $407 million.
2. Represents expected RSF and incremental annual net operating income to be placed into service from deliveries of projects undergoing construction and one committed near-term project expected to commence construction in the next two years.

ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024

72

ALEXANDRIA'S KEY ANTICIPATED DELIVERIES 4Q24 THROUGH 4Q25

DEVELOPMENT AND REDEVELOPMENT

$158M

EXPECTED INCREMENTAL ANNUAL NOI



230 HARRIET TUBMAN WAY
SOUTH SAN FRANCISCO | SAN FRANCISCO BAY AREA
285,346 RSF | 100% LEASED



500 NORTH BEACON STREET (BOTTOM RIGHT)
AND 4 KINGSBURY AVENUE (TOP RIGHT)
WATERTOWN | GREATER BOSTON
248,018 RSF | 92% LEASED[1]



As of September 30, 2024. Refer to "Net operating income and net operating income (cash basis)" in the appendix.

1. Represents the RSF and percentage leased of the total project. As of September 30, 2024, 138,537 RSF was in service.

ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 73

74ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 ALEXANDRIA’S KEY ANTICIPATED DELIVERIES 1Q26 THROUGH 1Q28 As of September 30, 2024. Refer to “Net operating income and net operating income (cash basis)” in the appendix. 1. 60 Sylvan Road is included in the 596,064 RSF redevelopment project at 40, 50, and 60 Sylvan Road in our Route 128 submarket. 60 SYLVAN ROAD1 ROUTE 128 | GREATER BOSTON 185,080 RSF | 100% LEASED 4135 CAMPUS POINT COURT UNIVERSITY TOWN CENTER | SAN DIEGO 426,927 RSF | 100% LEASED 10935, 10945, AND 10955 ALEXANDRIA WAY TORREY PINES | SAN DIEGO 334,996 RSF | 100% LEASED EXPECTED INCREMENTAL ANNUAL NOI $352M DEVELOPMENT AND REDEVELOPMENT

75ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 99 COOLIDGE STREET GREATER BOSTON (TOP) ◎ Leased/negotiating increased to 62%1 (from 40%2 as of 3Q24) ALEXANDRIA’S STRATEGIC RESOLUTION OF DEVELOPMENT PROJECTS FUTURE GROWTH OPPORTUNITIES FOR 2026 AND BEYOND 1. As of December 4, 2024. 2. Leased/negotiating percentage disclosed on October 21, 2024. 1450 OWENS STREET SAN FRANCISCO BAY AREA (BOTTOM) ◎ Executed a signed LOI to sell a condo interest for 103,361 RSF, or ~49% of the project • Expected to close in 2025

76ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 THE NEXT GENERATION OF ALEXANDRIA’S LONG-TERM MEGACAMPUS™ DEVELOPMENTS ALEXANDRIA CENTER® FOR ADVANCED TECHNOLOGIES – TANFORAN SOUTH SAN FRANCISCO 1.9M FUTURE SF 1.5M FUTURE SF ALEXANDRIA CENTER® FOR LIFE SCIENCE – SAN CARLOS GREATER STANFORD ALEXANDRIA CENTER® FOR LIFE SCIENCE – SOUTH LAKE UNION LAKE UNION 1.3M ACTIVE AND FUTURE SF As of September 30, 2024. Refer to “Megacampus” in the appendix. Represents total square footage upon completion of development or redevelopment of one or more new Class A/A+ properties. Square footage presented includes the RSF of buildings currently in operation at properties that also have future development or redevelopment opportunities. Upon expiration of existing in-place leases, we have the intent to demolish or redevelop the existing property subject to market conditions and leasing.

77ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 ALEXANDRIA’S PROVEN DEVELOPMENT EXECUTION OVER THE LONG TERM 1. Represents the percentage of RSF leased at development projects initially delivered during 2015 through 3Q24. 100% 100% 97% 100% 94% 93% 98% 86% 95% 2015 2016 2017 2018 2019 2020 2021 2022 2023 YTD 3Q24 89% 94% AVERAGE LEASED PERCENTAGE AT INITIAL DELIVERY OVER THE PAST 10 YEARS1 PERCENTAGE OF RSF LEASED AT INITIAL DELIVERY

78ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 STRATEGIC POSITIONING for FUTURE GROWTH ALEXANDRIA INVESTOR DAY 2024 LIFE SCIENCE REAL ESTATE SUPPLY: AFTERMATH OF COVID

ALEXANDRIA'S IRREPLACEABLE MEGACAMPUS™ PLATFORM AND WORLD-CLASS BRAND **PROVIDE THE COMPANY A COMPETITIVE ADVANTAGE VS. NEW SUPPLY DELIVERIES**

"… the market is quickly evolving into one where only those companies with good assets, in good locations, with strong balance sheets and deep industry relationships win.

DEUTSCHE BANK AG
October 21, 2024[2]

LOCATION

Best assets in the best locations, primarily in high-barrier-to-entry submarkets

SPONSORSHIP

Most experienced and well-capitalized life science real estate owner, operator, and developer

SCALE

Largest and highest-quality laboratory infrastructure platform with ~800 tenants[1]

Refer to "Megacampus" in the appendix.

1. As of September 30, 2024.
2. Source: ARE company update from Deutsche Bank AG.

ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024

79

80ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 As of September 30, 2024. 1. Represents average occupancy of operating properties in North America as of each December 31 from 2015 through 2023 and as of September 30, 2024. Alexandria’s Consistently HIGH OCCUPANCY STRONG HISTORICAL OCCUPANCY 96% OVER PAST 10 YEARS1 3Q24 OPERATING OCCUPANCY ACROSS KEY LOCATIONS 94.7% 94.6% 94.1% 96.0% North America Greater Boston San Francisco Bay Area San Diego ALEXANDRIA REMAINS THE MOST TRUSTED BRAND IN LIFE SCIENCE REAL ESTATE

81ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 GREAT FINANCIAL CRISIS Only a 70-BPS Decline OCCUPANCY PERCENTAGE1 DOTCOM BUBBLE BURST Only a 210-BPS Decline PEAK PANDEMIC Only a 60-BPS Decline HIGH INFLATION Only a 10-BPS Decline 98.4 99.0 96.3 93.9 95.2 93.2 93.1 93.8 94.8 94.1 94.3 94.9 94.6 95.9 97.0 97.2 96.6 96.8 97.3 96.8 94.6 94.0 94.8 94.6 94.7 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 3Q24 ALEXANDRIA’S OCCUPANCY HAS PROVEN RESILIENT THROUGH MULTIPLE MARKET CYCLES 1. Represents occupancy percentage of operating properties in North America as of each period-end.

82ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 Alexandria’s 2024/2025 Development and Redevelopment LEASING OUTPERFORMANCE 99% ALEXANDRIA DELIVERIES LEASED1 vs 39% COMPETITIVE SUPPLY LEASED2 ALEXANDRIA REMAINS THE MOST TRUSTED BRAND IN LIFE SCIENCE REAL ESTATE 1. As of September 30, 2024. 2. Represents the percentage of RSF leased as of September 30, 2024 at active development and redevelopment projects in the Greater Boston, San Francisco Bay Area, and San Diego markets that are expected to stabilize in 4Q24 through 4Q25. 3. Source: Alexandria’s proprietary competitive supply database. Represents the percentage of RSF leased as of September 30, 2024 for competitive supply projects in the Greater Boston, San Francisco Bay Area, and San Diego markets expected to deliver in 4Q24 through 4Q25. Refer to “Competitive supply” in the appendix. GREATER BOSTON | SAN FRANCISCO BAY AREA | SAN DIEGO

ALEXANDRIA
REMAINS THE
MOST TRUSTED
BRAND IN
LIFE SCIENCE
REAL ESTATE

Alexandria's Leading Labspace® Platform

CONTINUES TO CAPTURE OUTSIZED SHARE OF DEMAND

ALEXANDRIA LEASED

1.5x

MORE THAN THE NEXT FIVE LIFE SCIENCE REAL ESTATE OWNERS COMBINED[1]

2023–3Q24

1. Source: Alexandria's proprietary competitive supply database. Represents Alexandria's total leasing executed during the year ended December 31, 2023 and the nine months ended September 30, 2024 in the Greater Boston, San Francisco Bay Area, and San Diego markets compared to the sum of total leasing executed by the next five largest life science real estate owners within the respective markets. Refer to "Competitive supply" in the appendix.

ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024

83

84ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 WHAT SUPPLY IS COMPETITIVE? Projects are considered competitive if included as options in market tours for life science companies with space requirements Refer to “Competitive supply” in the appendix. KEY ATTRIBUTES OF A COMPETITIVE PROJECT Factors Considered Not All Need to Be Met GEOGRAPHIC DESIRABILITY PROJECT QUALITY LIFE SCIENCE READINESS SPONSORSHIP EXPERIENCE FINANCIAL CAPABILITIES

NEW COMPETITIVE LIFE SCIENCE SUPPLY IN SELECT ALEXANDRIA MARKETS: 4Q24–2026

LIMITED
NEW COMPETITIVE SUPPLY DELIVERIES BEYOND 2025



GREATER BOSTON
RSF
45.8M
3.5M
0.9M
0.8M
3.7%
OF MARKET
Total Lab Inventory
Total Under Construction
4Q24 Unleased Supply
2025 Unleased Supply
2026 Unleased Supply
SAN FRANCISCO BAY AREA
29.9M
2.0M
0.3M
1.3M
5.4%
OF MARKET
Total Lab Inventory
Total Under Construction
4Q24 Unleased Supply
2025 Unleased Supply
2026 Unleased Supply
SAN DIEGO
19.2M
2.5M
0.6M
0.6M
6.3%
OF MARKET
Total Lab Inventory
Total Under Construction
4Q24 Unleased Supply
2025 Unleased Supply
2026 Unleased Supply

As of September 30, 2024. Total laboratory inventory RSF and total under construction RSF information is as tracked by Alexandria. Unleased supply represents the amount of competitive unleased supply that is scheduled to deliver in 4Q24, 2025, and 2026 as tracked by Alexandria. Refer to "Competitive supply" in the appendix.

ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 85

86ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 LIMITED NEW SUPPLY DELIVERING IN HIGH-BARRIER-TO-ENTRY SUBMARKETS As of September 30, 2024. Refer to ”Annual rental revenue” and “Competitive supply” in the appendix. RSF reflects deliveries by Alexandria and other competitive supply as tracked by Alexandria. 0.3M RSF DELIVERIES TORREY PINES, SAN DIEGO 79% PRE-LEASED WEIGHTED AVERAGE 1.4M RSF DELIVERIES CAMBRIDGE, GREATER BOSTON 100% PRE-LEASED 0.2M RSF DELIVERIES MISSION BAY, SAN FRANCISCO BAY AREA 0% PRE-LEASED 4Q24–2026 ALEXANDRIA AND COMPETITIVE SUPPLY DELIVERIES THESE SUBMARKETS ACCOUNT FOR NEARLY ONE-THIRD OF OUR ANNUAL RENTAL REVENUE

87ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 ALEXANDRIA’S SUPERIOR PROJECTS OUTPERFORM COMPETITIVE SUPPLY As of September 30, 2024. Refer to “Competitive supply” in the appendix. WATERTOWN GREATER BOSTON 63% ALEXANDRIA LEASED vs 38% COMPETITIVE SUPPLY LEASED 2023–2026 DEVELOPMENT AND REDEVELOPMENT DELIVERIES IN WATERTOWN THE ARSENAL ON THE CHARLES MEGACAMPUS™

88ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 ALEXANDRIA TECHNOLOGY CENTER® – GATEWAY MEGACAMPUS™ALEXANDRIA’S SUPERIOR PROJECTS OUTPERFORM COMPETITIVE SUPPLY As of September 30, 2024. Refer to “Competitive supply” in the appendix. SOUTH SAN FRANCISCO SAN FRANCISCO BAY AREA 69% ALEXANDRIA LEASED vs 21% COMPETITIVE SUPPLY LEASED 2023–2026 DEVELOPMENT AND REDEVELOPMENT DELIVERIES IN SOUTH SAN FRANCISCO

89ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 ALEXANDRIA’S SUPERIOR PROJECTS OUTPERFORM COMPETITIVE SUPPLY As of September 30, 2024. Refer to “Competitive supply” in the appendix. 70% ALEXANDRIA LEASED vs 8% COMPETITIVE SUPPLY LEASED 2023–2026 DEVELOPMENT AND REDEVELOPMENT DELIVERIES IN SORRENTO MESA SD TECH BY ALEXANDRIA MEGACAMPUS™ SORRENTO MESA SAN DIEGO

90ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 WHAT HAPPENS TO UNLEASED SUPPLY? Data is as of or for the three months ended September, 30, 2024. 1. Source: Savills, “Boston Q3 2024 Office Report,” October 1, 2024. 2. Source: CBRE, “San Francisco Peninsula Office Figures Q3 2024,” October 9, 2024. 3. Source: CBRE, “San Diego Office Figures Q3 2024,” October 14, 2024. OFFICE LEASING ACTIVITY REACHED 2-YEAR HIGH 3.4M SF CLASS A OFFICE RENTS REACHED ALL-TIME HIGH $56.97 PSF OFFICE LEASING ACTIVITY REACHED 2-YEAR HIGH 1.3M SF AVERAGE OFFICE RENTS REACHED ALL-TIME HIGH $42.60 FSG HIGHEST YTD OFFICE LEASING ACTIVITY SINCE 2019 5.6M SF TENANT DEMAND UP 19% vs. 3Q23 YTD DEMAND: 6.2M SF Key 3Q24 statistics highlighting an office market recovery that is helping to absorb misguided life science real estate supply GREATER BOSTON1 SAN FRANCISCO BAY AREA2 SAN DIEGO3

91ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 ALEXANDRIA’S IRREPLACEABLE MEGACAMPUS™ PLATFORM AND WORLD-CLASS BRAND PROVIDE THE COMPANY A SIGNIFICANT COMPETITIVE ADVANTAGE VS. NEW SUPPLY DELIVERIES ALEXANDRIA’S MEGACAMPUS PLATFORM Main & Main Locations Unmatched Scale Operational Excellence Consistently High Occupancy Strong Relative Leasing Performance Strong Tenant Retention Loyal Tenant Base COMPETITIVE SUPPLY Tertiary Locations One-Off Buildings Largely Inexperienced Operators High Vacancy No Path for Growth Operating Risk No Embedded Tenant Base 99% 39% LEASED 2024/2025 DELIVERIES1 LEASED 2024/2025 DELIVERIES2 As of September 30, 2024. Refer to “Competitive supply” and “Megacampus” in the appendix. 1. Represents the percentage of RSF leased as of September 30, 2024 at active development and redevelopment projects in the Greater Boston, San Francisco Bay Area, and San Diego markets that are expected to stabilize in 4Q24 through 4Q25. 2. Source: Alexandria’s proprietary competitive supply database. Represents the percentage of RSF leased as of September 30, 2024 for competitive supply projects in the Greater Boston, San Francisco Bay Area, and San Diego markets expected to deliver in 4Q24 through 4Q25.

92ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 STRATEGIC POSITIONING for FUTURE GROWTH ALEXANDRIA INVESTOR DAY 2024 ALEXANDRIA’S CAPITAL RECYCLING STRATEGY: FUNDING SELF-SUFFICIENCY

93ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 LEVERAGE- NEUTRAL DEBT CASH FLOWS FROM OPERATING ACTIVITIES¹ OUTRIGHT DISPOSITIONS PARTIAL INTEREST SALES 1. Represents net cash provided by operating activities after dividends and distributions to noncontrolling interests. Refer to “Net cash provided by operating activities after dividends” in the appendix. ALEXANDRIA’S MULTIFACETED STRATEGIC SELF-FUNDING TOOLS

ALEXANDRIA'S PROVEN AND ROBUST ACCESS TO THE INVESTMENT-GRADE BOND MARKET



$2,500
$1,700
$1,750
$1,800
$1,000
$1,000
2019
2020
2021
2022
2023
2024²

BOND ISSUANCES

ALEXANDRIA'S CREDIT RATINGS ARE IN THE

TOP 10%

AMONG ALL PUBLICLY TRADED U.S. REITS[1]

MOODY'S RATINGS	Baa1 STABLE[1]
S&P Global Ratings	BBB+ STABLE[1]

$ in millions.

1. Ratings and outlooks are as of September 30, 2024. A credit rating is not a recommendation to buy, sell, or hold securities and may be subject to revision or withdrawal at any time. Top 10% ranking represents credit rating levels from Moody's Ratings and S&P Global Ratings for publicly traded U.S. REITs, from Bloomberg Professional Services and Nareit.
2. Represents the issuance of unsecured senior notes payable in February 2024.

ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024
94

95ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 $222M $450M 2019 2024 Projected² NET CASH PROVIDED BY OPERATING ACTIVITIES AFTER DIVIDENDS Refer to “Net cash provided by operating activities after dividends” in the appendix. 1. Represents net cash provided by operating activities after dividends for the years ended December 31, 2019 through 2023 and the midpoint of our 2024 guidance range disclosed on October 21, 2024. 2. Represents the midpoint of our guidance range for 2024 net cash provided by operating activities after dividends disclosed on October 21, 2024. ALEXANDRIA’S CONSISTENT INCREASE IN ANNUAL CASH FLOWS PROVIDES SIGNIFICANT CAPITAL FOR REINVESTMENT 103% INCREASE $2.3B TOTAL SINCE 2019¹

96ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 1. Represents dispositions and partial interest sales from January 1, 2019 through December 31, 2024. Amounts for the year ending December 31, 2024 include completed dispositions and pending dispositions subject to non- refundable deposits and signed letters of intent and/or purchase and sale agreements expected to close by December 31, 2024. 2. Represents the weighted-average capitalization rate and capitalization rate (cash basis) for dispositions and partial interest sales (excluding land) completed during the years ended December 31, 2019 through 2023 and completed dispositions and pending dispositions (excluding land) subject to non-refundable deposits and signed letters of intent and/or purchase and sale agreements expected to close by December 31, 2024. Refer to “Capitalization rates” in the appendix. 3. Represents the net gain and loss for outright sales as well as consideration in excess of book value for partial interest sales. $9.7B TOTAL SALES 74 TOTAL TRANSACTIONS 5.2% CAPITALIZATION RATE (CASH BASIS)² 5.5% CAPITALIZATION RATE² DISPOSITIONS 2019–2024¹ $2.8B NET GAIN³ ALEXANDRIA’S LONGSTANDING TRACK RECORD OF MONETIZING EMBEDDED ASSET VALUE

97ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 1. Represents the five-year average for the years ended December 31, 2018 through 2022. 2. Represents the two-year average for the year ended December 31, 2023 and projected amounts for the year ending December 31, 2024, based on the midpoints of our guidance ranges disclosed on October 21, 2024, unless otherwise indicated. 3. Represents the increase in debt to fund growth on a leverage-neutral basis through growth in Adjusted EBITDA. Refer to “Adjusted EBITDA and Adjusted EBITDA margin” in the appendix. 4. Represents net cash provided by operating activities after dividends and distributions to noncontrolling interests. Refer to “Net cash provided by operating activities after dividends” in the appendix. 5. Represents the two-year average for the year ended December 31, 2023 and completed dispositions and pending dispositions subject to non-refundable deposits and signed letters of intent and/or purchase and sale agreements expected to close by December 31, 2024. 6. Represents capital contributions from existing consolidated real estate joint ventures to fund their share of construction. 7. Includes forward equity sales agreements that were completed in 2024 and are expected to be settled during the three months ending December 31, 2024. 5-YEAR AVERAGE 2-YEAR AVERAGE 2018–2022¹ 2023–2024² Debt-Fund Growth on a Leverage-Neutral Basis With Growth in EBITDA³ 21% 30% Invest Cash Flows From Operating Activities After Dividends⁴ 6% 14% Reinvest Proceeds From Strategic Real Estate Sales and Joint Ventures 28% 41%⁵ Proceeds from Construction Joint Venture Capital⁶ 2% 13% Continue a Disciplined Approach to Issuances of Common Stock 43% 2%⁷ Alexandria’s Disciplined and Balanced Approach to Funding Future Growth OUR CAPITAL RECYCLING STRATEGY HAS SIGNIFICANTLY MITIGATED OUR NEED TO ISSUE COMMON STOCK IN THE PAST TWO YEARS PERCENTAGE OF TOTAL FUNDING

98ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 1. Represents cost at completion and weighted-average initial stabilized yields for all development and redevelopment deliveries, partial deliveries, and projected deliveries from January 1, 2019 through December 31, 2024. Refer to ”Initial stabilized yield (unlevered)” in the appendix. 2019–2024¹ 6.9% YIELD 6.3% YIELD (CASH BASIS) $10.5B COST AT COMPLETION ALEXANDRIA’S DEVELOPMENT AND REDEVELOPMENT DELIVERIES

99ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 ALEXANDRIA’S ACCRETIVE REINVESTMENT STRATEGY Refer to ”Capitalization rates” and ”Initial stabilized yield (unlevered)” in the appendix. 1. Represents the margin between disposition capitalization rates and delivery yields for the period between January 1, 2019 and December 31, 2024. 2. Represents the weighted-average capitalization rate for dispositions and partial interest sales (excluding land) completed during the years ended December 2019 through 2023 and completed dispositions and pending dispositions (excluding land) subject to non-refundable deposits and signed letters of intent and/or purchase and sale agreements expected to close by December 31, 2024. 3. Represents weighted-average initial stabilized yield for all development and redevelopment deliveries, partial deliveries, and projected deliveries from January 1, 2019 through December 31, 2024. 5.5% 6.9% Cap Rate² Yield³ DISPOSITION CAPITALIZATION RATES vs. DELIVERY YIELDS (2019–2024) 25.6% Alexandria’s Value-Creation Margin From 2019 to 2024¹

100ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 1. For the years ended December 31, 2019 through 2023 and the midpoint of our guidance ranges for the year ending December 31, 2024 disclosed on October 21, 2024, unless otherwise indicated. 2. Represents net cash provided by operating activities after dividends and distributions to noncontrolling interests. Refer to “Net cash provided by operating activities after dividends” in the appendix. 3. Represents dispositions and partial interest sales from January 1, 2019 through December 31, 2024. Amounts for the year ending December 31, 2024 include completed dispositions and pending dispositions subject to non-refundable deposits and signed letters of intent and/or purchase and sale agreements expected to close by December 31, 2024. 4. Represents capital contributions from existing consolidated real estate joint ventures to fund their share of construction. $2.3B Cash Flows From Operating Activities² $9.7B Total Sales Across 74 Transactions³ $9.8B Bonds Issued SUCCESSFUL TRACK RECORD OF EXECUTION IN EVER-CHANGING MARKET CONDITIONS 2019–2024¹ $1.4B Funding From JVs for Construction⁴ ALEXANDRIA’S MULTIFACETED STRATEGIC SELF-FUNDING TOOLS LEVERAGE-NEUTRAL DEBT CASH FLOWS FROM OPERATING ACTIVITIES² OUTRIGHT DISPOSITIONS PARTIAL INTEREST SALES FUNDING FROM JVs FOR CONSTRUCTION

101ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 $1.05B TO $2.05B ALEXANDRIA’S STRATEGIC DISPOSITIONS FOR 2024 $370M 24%³ PENDING Subject to Signed LOI/PSA $724M 48%³ NON-REFUNDABLE $433M 28%³ COMPLETED² $1.1B REMAINING⁴ 1. Represents our guidance range for 2024 dispositions and common equity disclosed on October 21, 2024. 2. Represents dispositions completed from January 1, 2024 through December 4, 2024. 3. Percentages based upon total completed and pending dispositions expected to close by December 31, 2024. 4. Represents aggregate pending dispositions expected to be completed by December 31, 2024. GUIDANCE RANGE FOR 2024 DISPOSITIONS AND COMMON EQUITY¹

102ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 ALEXANDRIA’S KEY 2024 STRATEGIC DISPOSITIONS As of December 4, 2024. Percentages represent estimated breakout of the types of dispositions that were completed or are pending subject to non-refundable deposits and signed letters of intent and/or purchase and sale agreements expected to close by December 31, 2024. LIQUID PORTFOLIO OF DIVERSIFIED ASSETS PROVIDE DISPOSITION OPTIONALITY 42% USER SALE 22% LAND SALE (Stabilized and Non-Stabilized) 36% INVESTOR SALE (Stabilized and Non-Stabilized) RESIDENTIAL LAND SAN DIEGO 1165 EASTLAKE AVENUE EAST SEATTLE 14225 NEWBROOK DRIVE NORTHERN VIRGINIA

103ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 15 NECCO STREET | GREATER BOSTON 230 HARRIET TUBMAN WAY | SAN FRANCISCO BAY AREA ALEXANDRIA’S ASSET BASE TODAY 24% 76% MEGACAMPUS CORE AND NON-CORE CAMPUS POINT BY ALEXANDRIA | SAN DIEGO As of September 30, 2024. Refer to “Annual rental revenue” and “Megacampus” in the appendix. PERCENTAGE OF OUR ANNUAL RENTAL REVENUE ALEXANDRIA CENTER® FOR LIFE SCIENCE – SHADY GROVE | MARYLAND

ALEXANDRIA IS INVESTING PRECIOUS CAPITAL INTO ASSETS WITH THE HIGHEST NET ASSET VALUE POTENTIAL


110%
GROSS MARGIN
MEGACAMPUS™
ALEXANDRIA TECHNOLOGY SQUARE®
Greater Boston


35%
GROSS MARGIN
MEGACAMPUS™
ALEXANDRIA CENTER® FOR SCIENCE AND TECHNOLOGY - MISSION BAY
San Francisco Bay Area


32%
GROSS MARGIN
MEGACAMPUS™
ALEXANDRIA CENTER® FOR LIFE SCIENCE - EASTLAKE
Seattle

Refer to "Megacampus" in the appendix.

Gross margin for each Megacampus is calculated as gain divided by gross book value as of September 30, 2024. The gain for each Megacampus is calculated as follows: (a) our share of net operating income (cash basis) for the three months ended September 30, 2024 annualized divided by the submarket capitalization rate estimated by Green Street Advisors as of September 30, 2024, less (b) our share of net book value as of September 30, 2024, plus (c) to the extent we previously monetized a portion of a Megacampus through a partial interest sale, the consideration in excess of book value related to the partial interest sold at the time of joint venture. Refer to "Net operating income and net operating income (cash basis)" in the appendix.

ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024
104

105ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 ALEXANDRIA’S FUTURE STRATEGIC ASSET BASE PERCENTAGE OF ANNUAL RENTAL REVENUE Refer to “Annual rental revenue” and “Megacampus” in the appendix. 1. As of September 30, 2024. TODAY¹ STRATEGIC TARGET (2029) 24% 76% MEGACAMPUS CORE AND NON-CORE 10% 90% MEGACAMPUS CORE AND NON-CORE

106ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 STRATEGIC POSITIONING for FUTURE GROWTH ALEXANDRIA INVESTOR DAY 2024 ALEXANDRIA’S BALANCE SHEET AND 2025 GUIDANCE

107ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2024 ALEXANDRIA’S IMPRESSIVE FORTRESS BALANCE SHEET OFFERS FUTURE CAPITAL ALLOCATION OPPORTUNITIES ALEXANDRIA CENTER® FOR LIFE SCIENCE – SAN CARLOS MEGACAMPUS™ | GREATER STANFORD OUR INVESTMENT-GRADE CREDIT RATINGS AND LOW LEVERAGE will provide us with the ability to be opportunistic and take advantage of capital allocation strategies that drive future earnings growth

108ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 ALEXANDRIA’S REIT INDUSTRY-LEADING CREDIT PROFILE Ratings and outlooks are as of September 30, 2024. A credit rating is not a recommendation to buy, sell, or hold securities and may be subject to revision or withdrawal at any time. Top 10% ranking represents credit rating levels from S&P Global Ratings and Moody’s Investors Service for publicly traded U.S. REITs, from Bloomberg Professional Services and Nareit. S T A B L E Baa1 S T A B L E BBB+ TOP 10% AMONG ALL PUBLICLY TRADED U.S. REITS ALEXANDRIA’S CREDIT RATINGS ARE IN THE

109ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 ALEXANDRIA’S IMPRESSIVE KEY 2024 BALANCE SHEET ACCOMPLISHMENTS As of or for the nine months ended September 30, 2024, unless otherwise indicated. 1. Represents completed dispositions and pending dispositions subject to non-refundable deposits and signed letters of intent and/or purchase and sale agreements expected to close by December 31, 2024. 2. Represents projected capital contributions from existing consolidated real estate joint ventures to fund their share of construction from 4Q24 through 2027. 3. Debt rate and term are based on weighted averages. 4. Represents our guidance for net debt and preferred stock to Adjusted EBITDA for the three months ending December 31, 2024 annualized, disclosed on October 21, 2024. Refer to “Net debt and preferred stock to Adjusted EBITDA“ in the appendix. 5. Represents the midpoint of our guidance range for cash expected to be held at December 31, 2024, disclosed on October 21, 2024. SELF-FUNDED with $1.5B of dispositions¹ $1.0B of JV COMMITMENTS to fund future construction² $150M OF EXCESS CASH at 4Q24 that can be deployed in 2025⁵ LOW LEVERAGE at ≤5.1x⁴ for 4Q24 $1.0B BOND ISSUANCE at 5.48% with a 23-year term³ EXTENDED $5.0B LINE OF CREDIT

110ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2024 ALEXANDRIA’S SIGNIFICANT LIQUIDITY 1. Represents availability under our unsecured senior line of credit, net of amounts outstanding under our commercial paper program; outstanding forward equity sales agreements; cash, cash equivalents, and restricted cash; availability under our secured construction loan; and investments in publicly traded companies as of each period-end. $0.9B $2.0B $4.1B $5.4B 2010 2015 2020 3Q24 LIQUIDITY1 6x GREATER THAN IN 2010 Impressive Growth in Liquidity Since 2010

111ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2024 As of September 30, 2024. Refer to ”Total market capitalization” in the appendix. Sources: S&P Global Market Intelligence for percentages of REITs; internal records for ARE. 2.7% 2.7% 3.8% 4.4% 4.7% 5.2% 5.2% 5.3% 5.5% 5.6% 6.5% 6.7% 6.9% 7.4% 7.4% 7.6% 8.0% 8.5% 9.0% 9.4% 9.5% 9.7% 9.7% 10.3% 11.6% 11.8% 12.7% 14.2% 15.6% PSA EXR IRM PLD EQR O VICI ESS SBAC MAA CPT EQIX DLR AVB INVH AMT WY UDR REG WELL FRT VTR CCI BXP KIM HST SPG DOC ARE CASH AND AVAILABLE CREDIT AS PERCENTAGE OF TOTAL MARKET CAPITALIZATION ALEXANDRIA’S SIGNIFICANT LIQUIDITY Alexandria Has the Highest Cash and Available Credit as a Percentage of Total Market Capitalization Among S&P 500 REITs

112ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 1. Represents the weighted-average interest rate, including amortization of loan fees, amortization of debt premiums (discounts), and other bank fees for the $8.8 billion in unsecured senior notes payable issued from 2019 through 1Q23. 2. Represents the $8.8 billion of bonds issued from 2019 through 1Q23 as a percentage of total debt outstanding as of September 30, 2024. 3. Represents the initial weighted-average term on each unsecured senior note payable issued from 2019 through 1Q23. $8.8B BONDS ISSUED 3.5% INTEREST RATE¹ ALEXANDRIA’S OPPORTUNISTIC BOND ISSUANCES OF DEBT (2019–1Q23) 68% OF TOTAL DEBT OUTSTANDING² ALEXANDRIA CAPITALIZED ON A LOW-INTEREST-RATE ENVIRONMENT AND SIGNIFICANTLY EXTENDED THE TERM OF OUR DEBT 18.6 YEARS³

113ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2024 ALEXANDRIA’S IMPRESSIVE WEIGHTED-AVERAGE REMAINING DEBT TERM As of September 30, 2024. Sources: S&P Global Market Intelligence for percentages of REITs (data not disclosed for PSA, WY, and SBAC at the time of analysis); internal records for ARE. WEIGHTED-AVERAGE REMAINING DEBT TERM (IN YEARS) 2.4 3.0 4.3 4.4 4.5 4.7 4.9 5.3 5.4 5.5 5.5 5.5 5.8 6.0 6.2 6.5 7.0 7.0 7.0 7.0 7.3 7.6 8.0 8.3 9.5 12.6 EQIX VICI DLR BXP DOC EXR IRM VTR UDR INVH HST WELL AMT FRT O CPT AVB ESS MAA CCI EQR REG SPG KIM PLD ARE ALEXANDRIA HAS THE LONGEST WEIGHTED-AVERAGE REMAINING DEBT TERM AMONG S&P 500 REITS

114ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 As of June 30, 2024, except for ARE, which is as of September 30, 2024. Sources: J.P. Morgan, “REIT Detailed Debt Maturities as of June 30, 2024”; company filings. ALEXANDRIA’S MINIMAL NEAR-TERM DEBT MATURITIES MITIGATE NEAR-TERM REFINANCING AND INTEREST RATE RISK ALEXANDRIA HAS LOWEST NEAR-TERM DEBT MATURITIES IN THE NEXT 3 YEARS AMONG ALL S&P 500 REITS DEBT MATURING FROM 2025 TO 2027 AS PERCENTAGE OF TOTAL DEBT 14% 15% 19% 19% 21% 27% 28% 29% 30% 30% 32% 32% 32% 33% 34% 34% 34% 35% 36% 37% 37% 38% 42% 43% 43% 44% 45% 48% 50% ARE PLD UDR CPT EQR AVB KIM EQIX MAA WY PSA VICI REG CCI HST WELL O AMT IRM ESS DOC EXR BXP VTR SPG SBAC FRT INVH DLR

115ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 As of September 30, 2024. ALEXANDRIA’S PRUDENT LADDERING OF DEBT MATURITIES Manageable Debt Maturities ($ in millions) $500 $850 $600 $795 $350 $425 $700 $1,605 $750 $900 $1,000 $800 $400 $300 $700 $1,000 $500 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2049 2050 2051 2052 2053 2054 Secured notes payable Unsecured senior notes payable Unsecured senior line of credit and commercial paper $600 31% OF TOTAL DEBT 14% OF TOTAL DEBT

116ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 OF ALEXANDRIA’S DEBT IS FIXED RATE 97.7% AVERAGE DEBT COMPOSITION SINCE 20201 ALEXANDRIA’S CONSISTENT AND STRATEGIC APPROACH TO LOCKING IN LONG-TERM FIXED-RATE DEBT 1. Represents the average fixed-rate debt as a percentage of total debt outstanding as of each December 31 from 2020 through 2023 and as of September 30, 2024.

117ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 5.2x ≤5.2x 2020–2024 Average¹ 4Q25 Projected² NET DEBT AND PREFERRED STOCK TO ADJUSTED EBITDA FIXED-CHARGE COVERAGE RATIO 4.8x 4.0x to 4.5x 2020–2024 Average¹ 4Q25 Projected² Refer to “Net debt and preferred stock to Adjusted EBITDA“ and “Fixed-charge coverage ratio“ in the appendix. 1. Represents the average net debt and preferred stock to Adjusted EBITDA and fixed-charge coverage ratio for each fourth quarter annualized period from 2020 through 2023 and our guidance for net debt and preferred stock to Adjusted EBITDA and fixed-charge coverage ratio for the three months ending December 31, 2024 annualized, disclosed on October 21, 2024. 2. Represents our guidance for net debt and preferred stock to Adjusted EBITDA and fixed-charge coverage ratio for the three months ending December 31, 2025 annualized, disclosed on December 4, 2024. ALEXANDRIA’S STRONG CREDIT METRICS

ALEXANDRIA'S STRONG AND FLEXIBLE BALANCE SHEET WITH SIGNIFICANT LIQUIDITY

SIGNIFICANT LIQUIDITY[1]	PERCENTAGE OF DEBT MATURING IN NEXT 3 YEARS[2]	AVERAGE PERCENTAGE OF FIXED-RATE DEBT SINCE 2020[3]
$5.4B	14%	97.7%

NET DEBT AND PREFERRED STOCK TO ADJUSTED EBITDA[4]	REMAINING DEBT TERM	INTEREST RATE
≤5.2x	12.6	3.91%
4Q25 TARGET	YEARS	
	WEIGHTED AVERAGE	



ALEXANDRIA CENTER® FOR ADVANCED TECHNOLOGIES AND AGTECH – RESEARCH TRIANGLE MEGACAMPUS™

As of September 30, 2024, unless otherwise indicated.

1. Represents availability under our unsecured senior line of credit, net of amounts outstanding under our commercial paper program; outstanding forward equity sales agreements; cash, cash equivalents, and restricted cash; availability under our secured construction loan; and investments in publicly traded companies.
2. Represents the period from January 2025 through December 2027.
3. Represents the average fixed-rate debt as of each December 31 from 2020 through 2023 and as of September 30, 2024.
4. Quarter annualized. Refer to "Net debt and preferred stock to adjusted EBITDA" in the appendix.

ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024
118

119ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 STRATEGIC POSITIONING for FUTURE GROWTH ALEXANDRIA INVESTOR DAY 2024 ALEXANDRIA’S BALANCE SHEET AND 2025 GUIDANCE ALEXANDRIA: 2025 GUIDANCE

120ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 ALEXANDRIA’S GUIDANCE FOR 2025 EARNINGS PER SHARE 1. Excludes unrealized gains or losses after December 31, 2024 that are required to be recognized in earnings and are excluded from funds from operations per share, as adjusted. $2.67 MIDPOINT GUIDANCE RANGE FOR 2025 EARNINGS PER SHARE¹ $2.57 TO $2.77

ALEXANDRIA'S GUIDANCE FOR 2025 FUNDS FROM OPERATIONS PER SHARE

2025 FFO Guidance Is Flat vs. 2024 Before $(0.14) or (1.5)% Impact of Ground Lease Extension at the Alexandria Technology Square® Megacampus™

2024 FFO PROJECTED MIDPOINT[1]	2025 FFO PROJECTED MIDPOINT	
$9.47	**$9.47**	FLAT
	(0.14)	ALEXANDRIA TECHNOLOGY SQUARE GROUND LEASE EXTENSION: (1.5)% IMPACT[2]
	$9.33	2025 FFO MIDPOINT

GUIDANCE RANGE FOR 2025 FUNDS FROM OPERATIONS PER SHARE **$9.23 TO $9.43**

Refer to "Funds from operations and funds from operations, as adjusted, attributable to Alexandria's common stockholders," "Reconciliation of funds from operations per share – diluted, as adjusted," and "Megacampus" in the appendix.

1. Represents the midpoint of our guidance range of 2024 funds from operations per share – diluted, as adjusted, of $9.45 to $9.49 disclosed on October 21, 2024.
2. Represents the estimated impact of the extension of our existing ground lease at the Alexandria Technology Square® Megacampus in our Cambridge submarket. The estimated incremental impact to earnings and funds from operations per share for the year ending December 31, 2025 from this ground lease extension is approximately $(0.14) or an approximate 1.5% decrease from 2024 funds from operations per share – diluted, as adjusted, and includes incremental annual rent expense of approximately $3.6 million along with the cost of capital necessary to fund the $270.0 million prepayment of rent.

ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024

121

ALEXANDRIA SIGNIFICANTLY ENHANCES LONG-TERM VALUE OF OUR FIRST MEGACAMPUS™, ALEXANDRIA TECHNOLOGY SQUARE®, WITH CRITICAL GROUND LEASE EXTENSION

Ideally located in the heart of "the most innovative square mile on the planet"[1]

- Generational asset with critical adjacency to MIT's main science campus
- Highly curated and diverse ecosystem of credit tenants
- NOI growth of nearly 4x since acquisition in 2006[2]
- 4Q24 and 1Q25 rent prepayments provide attractive annual ground rent cost relative to market over the next 65 years


MAIN STREET
MEGACAMPUS™ ALEXANDRIA
TECHNOLOGY SQUARE®
1.3M RSF

As of September 30, 2024. Refer to "Megacampus" and "Net operating income and net operating income (cash basis)" in the appendix.

1. Source: Massachusetts Institute of Technology, "Kendall Square Initiative."
2. Represents the increase in net operating income from the year ended December 31, 2006 to the nine months ended September 30, 2024 annualized.

ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024

122

123ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 ALEXANDRIA’S STRATEGIC OPTIONALITY FOR FUTURE GROWTH BEYOND 2025 (2026–2029) INTERNAL GROWTH STRATEGIES COMPLETION AND LEASE-UP OF ACTIVE DEVELOPMENT AND REDEVELOPMENT PIPELINE PROJECTS INCREMENTAL ACCRETIVE INVESTMENT GROWTH STRATEGIES FUTURE GROWTH (2026–2029)

124ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 INTERNAL GROWTH STRATEGIES Increased rental rates Increased occupancy Consistently strong operating margins Focus on G&A efficiencies ALEXANDRIA’S STRATEGIC OPTIONALITY FOR FUTURE GROWTH BEYOND 2025 (2026–2029) Enhanced leasing volume driven by strong tenant relationships Maintenance of high percentage of NNN leases with contractual annual rent escalations High-quality and diverse tenant base Strong tenant retention CONTINUED AND ENHANCED SECURE AND DELIVER

ALEXANDRIA'S STRATEGIC OPTIONALITY FOR FUTURE GROWTH
BEYOND 2025 (2026-2029)



INCREMENTAL ACCRETIVE INVESTMENT STRATEGIES

Commencement of new development and/or redevelopment projects on balance sheet on, or with adjacency to, a Megacampus™ or stand-alone core asset

Accretive acquisitions with adjacency to a Megacampus and/or other core asset

Accretive acquisitions of core non-Megacampus assets

Accretive acquisitions in new markets

Acquisition of non-controlling interests in existing Megacampus JVs

Real estate debt investments

Refer to "Megacampus" in the appendix.

ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024
125

126ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 ALEXANDRIA’S GUIDANCE FOR 2025 SAME PROPERTY NET OPERATING INCOME PERFORMANCE GUIDANCE RANGES FOR CHANGE IN 2025 SAME PROPERTY NET OPERATING INCOME PERFORMANCE (1.0)% TO 1.0% (Cash Basis) (3.0)% TO (1.0)% Refer to “Net operating income and net operating income (cash basis)” and "Same property" in the appendix. Reflects temporary vacancy from key 1Q25 lease expirations

ALEXANDRIA TECHNOLOGY SQUARE® | 182,054 RSF
GREATER BOSTON


409 ILLINOIS STREET | 234,249 RSF
SAN FRANCISCO BAY AREA

ALEXANDRIA'S OPPORTUNITY TO IMPROVE SAME PROPERTY NOI GROWTH AND OCCUPANCY IN 2025 AND BEYOND WITH LEASE-UP OF TEMPORARY VACANCY FROM KEY 1Q25 LEASE EXPIRATIONS

WELL-LOCATED, HIGH-QUALITY MEGACAMPUS™ ENVIRONMENTS PROVIDE OPPORTUNITY FOR EARNINGS IN 2025 AND BEYOND

768K RSF

TOTAL KEY 1Q25 LEASE EXPIRATIONS[1]

~30K RSF	~580K RSF	~160K RSF
SIGNED LOI	NEGOTIATING/ ANTICIPATING	EXPECT TO RESOLVE FAVORABLY OVER NEXT SEVERAL QUARTERS

As of September 30, 2024, except for re-leasing status, which is as of November 22, 2024. Refer to "Megacampus," "Net operating income and net operating income (cash basis)," and "Same property" in the appendix.

1. Represents the expected temporary vacancy from key 1Q25 lease expirations aggregating 768,080 RSF in four submarkets comprising the following: 182,054 RSF at 200 and 400 Technology Square on the Alexandria Technology Square® Megacampus in our Cambridge submarket; 234,249 RSF at 409 Illinois Street in our Mission Bay submarket; one property aggregating 104,531 RSF in our Research Triangle market; and two properties aggregating 247,246 RSF in our Texas market.

ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024
127

ALEXANDRIA'S 2025 SAME PROPERTY NET OPERATING INCOME PERFORMANCE

Upside to Same Property Results in 2025 and Beyond Through Lease-Up of Temporary Vacancy From Key 1Q25 Lease Expirations[1]



0.6%
2.6%¹
(2.0)%
2025 Projected Midpoint²
2025 Projected Midpoint Proforma¹

SAME PROPERTY NOI PERFORMANCE



3.4%
3.4%¹
0.0%
2025 Projected Midpoint²
2025 Projected Midpoint Proforma¹

SAME PROPERTY NOI PERFORMANCE (CASH BASIS)

Refer to "Net operating income and net operating income (cash basis)" and "Same property" in the appendix.

1. Represents proforma projected 2025 same property net operating income performance based upon the midpoint of our guidance ranges for change in 2025 same property net operating income and same property net operating income (cash basis) disclosed on December 4, 2024, excluding the impact from six properties with expected temporary vacancy from key 1Q25 lease expirations that are expected to remain in our operating portfolio and same properties for 2025 aggregating 768,080 RSF in four submarkets comprising the following: 182,054 RSF at 200 and 400 Technology Square on the Alexandria Technology Square® Megacampus in our Cambridge submarket; 234,249 RSF at 409 Illinois Street in our Mission Bay submarket; one property aggregating 104,531 RSF in our Research Triangle market; and two properties aggregating 247,246 RSF in our Texas market. The temporary vacancy from these properties is expected to impact our 2025 same property net operating income and same property net operating income (cash basis) performance by (2.6)% and (3.4)%, respectively, and our proforma change in 2025 same property net operating income and same property net operating income (cash basis) would have been 0.6% and 3.4%, respectively, based upon the midpoint of our 2025 guidance ranges.
2. Represents the midpoint of our guidance ranges for change in 2025 same property net operating income and same property net operating income performance (cash basis) disclosed on December 4, 2024.

ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024
128

129ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 Refer to “Net operating income and net operating income (cash basis)” and “Same property” in the appendix. Source: GreenStreet.com, accessed on November 10, 2024; internal records for ARE. 1. Not to scale. 2. Alexandria’s 10-year average includes the midpoint of our guidance range for 2024 same property net operating income changes (cash basis) disclosed on October 21, 2024 and the midpoint of our guidance range for 2025 same property net operating income performance (cash basis) disclosed on December 4, 2024. ALEXANDRIA’S 10-YEAR AVERAGE SAME PROPERTY CASH NOI GROWTH Strong Among REIT Sectors (34.9)% 0.2% 0.3% 1.3% 1.5% 2.0% 2.2% 2.3% 2.4% 2.6% 2.8% 3.2% 4.3% 5.2% 5.9% 6.0% 6.0% 6.3% Lodging¹ Net Lease Student H ousing Ground Lease Gaming Mall Data Center Offic e Tower Strip Center Health Care Apartm ent Cold Storage Self-S torage Single-Family Rental Manufactured Homes ARE² Industria l SAME PROPERTY NOI GROWTH (CASH BASIS) 10-YEAR AVERAGE (2016–2025)

130ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 93.8 94.8 94.1 94.3 94.9 94.6 95.9 97.0 97.2 96.6 96.8 97.3 96.8 94.6 94.0 94.8 94.6 94.6 to 95.6 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Guidance Range¹ YEAR-END OPERATING OCCUPANCY PERCENTAGE2 1. We expect our occupancy percentage of operating properties in North America as of December 31, 2024 to be at the lower end of our guidance range of 94.6% to 95.6% disclosed on October 21, 2024. 2. Represents occupancy percentage of operating properties in North America as of each period-end. ALEXANDRIA’S OPERATIONAL EXCELLENCE DRIVES CONSISTENTLY SOLID OCCUPANCY

ALEXANDRIA'S OPPORTUNITY TO DRIVE FUTURE OCCUPANCY GROWTH IN 2025 AND BEYOND THROUGH LEASE-UP OF TEMPORARY VACANCY FROM KEY 1Q25 LEASE EXPIRATIONS

GUIDANCE RANGE FOR OCCUPANCY PERCENTAGE OF OPERATING PROPERTIES IN NORTH AMERICA AS OF DECEMBER 31, 2025

91.6% TO 93.2%

92.4% MIDPOINT



92.4%
2.0%[1]
94.4%
2025 Projected Midpoint
2025 Projected Midpoint Proforma[1]

YEAR-END OPERATING OCCUPANCY PERCENTAGE

Upside to Occupancy in 2025 and Beyond Through Lease-Up of Temporary Vacancy From Key 1Q25 Lease Expirations[1]

1. Represents proforma projected based upon the midpoint of our guidance range for occupancy percentage of operating properties in North America as of December 31, 2025 disclosed on December 4, 2024 excluding the impact from six properties with expected temporary vacancy from key 1Q25 lease expirations that are expected to remain in our operating portfolio and same properties for 2025 aggregating 768,080 RSF in four submarkets comprising the following: 182,054 RSF at 200 and 400 Technology Square on the Alexandria Technology Square® Megacampus in our Cambridge submarket; 234,249 RSF at 409 Illinois Street in our Mission Bay submarket; one property aggregating 104,531 RSF in our Research Triangle market; and two properties aggregating 247,246 RSF in our Texas market. The temporary vacancy from these properties is expected to impact operating occupancy as of December 31, 2025 by (2.0)% and would have been 94.4% based upon the midpoint of our 2025 guidance range.

ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024

131

132ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 ALEXANDRIA’S CONTINUED SOLID GUIDANCE FOR 2025 RENTAL RATE GROWTH THROUGH CHALLENGING MACROECONOMIC CONDITIONS | | GUIDANCE RANGES FOR 2025 RENTAL RATE INCREASES 0.5% TO 8.5% (Cash Basis) 9.0% TO 17.0% Represents rental rate increases on lease renewals and re-leasing of space.

133ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 ALEXANDRIA’S SOLID SPOT MARK-TO-MARKET FOR OUR ENTIRE ASSET BASE PROVIDES OPPORTUNITY TO INCREASE RENTS ON RENEWALS AND RE-LEASING OF SPACE ~10% (CASH BASIS) AS OF 3Q24

ALEXANDRIA'S OPERATIONAL EFFICIENCIES DRIVE SIGNIFICANT G&A SAVINGS

GUIDANCE RANGE FOR 2025 GENERAL AND ADMINISTRATION EXPENSES **$129M TO $144M**

KEY DRIVERS OF G&A SAVINGS

- Streamlining processes, including automation and back-office resource efficiencies
- Enhancing cost control measures
- Reducing office space costs and renegotiating vendor contracts



~$45M SAVINGS
$181.0M
$136.5M
2024 Projected Midpoint[1]
2025 Projected Midpoint[1]

GENERAL AND ADMINISTRATION EXPENSES

1. Represents the midpoints of our guidance ranges for 2024 and 2025 general and administrative expenses disclosed on October 21, 2024 and December 4, 2024, respectively.

ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024
134

135ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 Sources: S&P Global Market Intelligence for percentages of REIT asset types; internal records for ARE. Refer to “Net operating income and net operating income (cash basis)” in the appendix. 1. Excludes acceleration of stock compensation expense due to executive officer resignation of $7.2 million and $20.3 million recognized during the years ended December 31, 2022 and 2023, respectively. 2. Based upon the midpoint of our guidance range for 2025 general and administrative expenses disclosed on December 4, 2024. 9.4% 8.8% 8.2% 5.5%–6.5% 2022 2023 YTD 3Q24 2025 Projected² GENERAL AND ADMINISTRATIVE EXPENSES AS A PERCENTAGE OF NET OPERATING INCOME 14.9% 11.6% 11.5% 9.0% 7.7% 5.5%–6.5% Hotel Office Industrial Health Care Residential ARE 2025 Projected² ALEXANDRIA’S HISTORICAL TREND1 RELATIVE TO REIT ASSET TYPES Nine Months Ended September 30, 2024 ALEXANDRIA’S REDUCTION OF GENERAL AND ADMINISTRATIVE EXPENSES THROUGH REALIZATION OF SAVINGS ASSOCIATED WITH OVERALL EFFICIENCIES

136ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 ALEXANDRIA’S GUIDANCE FOR 2025 INTEREST EXPENSE INTEREST EXPENSE $165M TO $195M CAPITALIZATION OF INTEREST $340M TO $370M 2025 GUIDANCE RANGES

137ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 ALEXANDRIA’S CAPITALIZATION OF INTEREST COMPONENTS 1. Includes three projects expected to commence active construction through 4Q25. 2. Percentages based upon the midpoints of our guidance ranges for 2024 and 2025 capitalization of interest disclosed on October 21, 2024 and December 4, 2024, respectively. 13% 51% 36% 2024 Projected² ACTIVE CONSTRUCTION PROJECTS¹ FUTURE PIPELINE PRE-CONSTRUCTION REPOSITIONING CAPITAL AND SMALLER REDEVELOPMENT PROJECTS $325M to $355M 15% 48% 37% 2025 Projected² $340M to $370M

THE NEXT GENERATION OF ALEXANDRIA'S LONG-TERM MEGACAMPUS™ DEVELOPMENTS


ALEXANDRIA CENTER® FOR LIFE SCIENCE – SOUTH LAKE UNION
LAKE UNION
1.3M
ACTIVE AND FUTURE SF


ALEXANDRIA CENTER® FOR LIFE SCIENCE – SAN CARLOS
GREATER STANFORD
1.5M
FUTURE SF


ALEXANDRIA CENTER® FOR ADVANCED TECHNOLOGIES – TANFORAN
SOUTH SAN FRANCISCO
1.9M
FUTURE SF

Requirements Necessary to **Maximize Long-Term Value and Provide Future NOI Growth**

COMPLEX ENTITLEMENTS

ENVIRONMENTAL IMPACT ANALYSIS

HEAVY INFRASTRUCTURE (roads, traffic, utilities, amenities, etc.)

MASTER PLANNING DESIGN

BUILDING DESIGN AND CONSTRUCTION

As of September 30, 2024. Refer to "Megacampus" in the appendix. Represents total square footage upon completion of development or redevelopment of one or more new Class A/A+ properties. Square footage presented includes the RSF of buildings currently in operation at properties that also have future development or redevelopment opportunities. Upon expiration of existing in-place leases, we have the intent to demolish or redevelop the existing property subject to market conditions and leasing.

ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 138

139ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 18+ YEARS EXECUTING ON OUR VISION As of September 30, 2024. Refer to “Megacampus” in the appendix. ALEXANDRIA’S DISCIPLINED AND PROVEN APPROACH TO CREATING A COLLABORATIVE MEGACAMPUS™ IN CAMBRIDGE GUIDES OUR DISCIPLINED FUTURE DEVELOPMENT STRATEGY SPOTLIGHT ON CAMBRIDGE ALEXANDRIA CENTER® AT KENDALL SQUARE 3.0M RSF

140ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 As of September 30, 2024. Refer to “Megacampus” in the appendix. SPOTLIGHT ON MISSION BAY ALEXANDRIA CENTER® FOR SCIENCE AND TECHNOLOGY 2.2M RSF ALEXANDRIA’S DISCIPLINED AND PROVEN APPROACH TO CREATING A COLLABORATIVE MEGACAMPUS™ IN MISSION BAY GUIDES OUR DISCIPLINED FUTURE DEVELOPMENT STRATEGY 20+ YEARS EXECUTING ON OUR VISION

141ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 1. Represents realized gains and losses included in funds from operations per share – diluted, as adjusted, and excludes significant impairments realized on non-real estate investments. Refer to “Funds from operations and funds from operations, as adjusted, attributable to Alexandria’s common stockholders” in the appendix. 2. Represents the midpoints of our guidance ranges for 2024 and 2025 realized gains and losses included in funds from operations per share – diluted, as adjusted, and excludes significant impairments realized on non-real estate investments, disclosed on October 21, 2024 and December 4, 2024, respectively. GROSS UNREALIZED GAINS $284M COST BASIS $1.2B AS OF SEPTEMBER 30, 2024 REALIZED GAINS AND LOSSES ON NON-REAL ESTATE INVESTMENTS $110M $115M 2024 Projected² 2025 Projected² ALEXANDRIA’S VENTURE INVESTMENTS REMAIN AN INTEGRAL COMPONENT OF OUR MULTIFACETED REAL ESTATE PLATFORM $100M TO $130MGUIDANCE RANGE FOR 2025 REALIZED GAINS AND LOSSES ON NON-REAL ESTATE INVESTMENTS¹

ALEXANDRIA'S CONTINUED FORTIFICATION OF OUR FORTRESS BALANCE SHEET AND DILIGENT EXECUTION OF OUR SELF-FUNDING STRATEGY POSITION THE COMPANY FOR FUTURE GROWTH

STRATEGY

Multifaceted self-funding strategy to recycle capital, primarily from dispositions and partial interest sales

FOCUS

Focus on enhancing our differentiated Megacampus™ platform to drive revenues and tenant retention and growth

DISCIPLINE

Disciplined development and redevelopment within our Megacampus ecosystems

FLEXIBILITY

Fortress balance sheet provides us flexibility to execute on our Megacampus strategy and enable our tenants to advance mission-critical science

Refer to "Megacampus" in the appendix.

ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024
142

143ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 ALEXANDRIA’S GUIDANCE FOR 2025 KEY USES OF CAPITAL $ in millions. 1. Represents the midpoint of our 2025 guidance ranges disclosed on December 4, 2024. Refer to the appendix for our guidance ranges. 2. Refer to “Development, redevelopment, and pre-construction” in the appendix. 3. In July 2024, we executed an amendment to our existing ground lease agreement at the Alexandria Technology Square® Megacampus in our Cambridge submarket, which requires that we prepay our entire rent obligation for the extended lease term aggregating $270.0 million in two equal installments during the fourth quarter of 2024 and the first quarter of 2025. Midpoint¹ Construction² $ 1,750 Acquisitions and other opportunistic uses of capital 100 Ground lease prepayment³ 135 Total uses of capital $ 1,985

144ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 Refer to “Development, redevelopment, and pre-construction” in the appendix. 1. Represent the midpoints of our guidance ranges for 2024 and 2025 construction disclosed on October 21, 2024 and December 4, 2024, respectively. Refer to the appendix for our 2025 guidance ranges. $2.9B $2.3B $1.8B 2023 2024 Projected¹ 2025 Projected¹ CONSTRUCTION CAMPUS POINT BY ALEXANDRIA MEGACAMPUS™ 4135 CAMPUS POINT COURT | SAN DIEGO ALEXANDRIA’S CONTINUED MODERATION OF CONSTRUCTION SPENDING Given Macroeconomic Conditions and Focus on Completion of Highly Leased Pipeline

Alexandria's 2025 Construction Spend Focuses on Requirements Necessary to Maximize Long-Term Value and Provide Future NOI Growth

MIDPOINT OF GUIDANCE RANGE FOR 2025 CONSTRUCTION[1]

$1.75B

ACTIVE CONSTRUCTION PROJECTS

- **5.5M RSF** under active construction and one near-term project (55% leased/negotiating)[3]
    - **$510M annual incremental NOI[3]** commencing primarily from 4Q24 through 1Q28
- Projects expected to commence active construction through 4Q25[4]

2025 CONSTRUCTION[2]


58%
23%
19%

Revenue-/Non-Revenue-Enhancing Capital Expenditures

FUTURE PIPELINE PRE-CONSTRUCTION

- Primarily **Megacampus expansion** pre-construction work (entitlement, design, and site work)
- **Requirements necessary to maximize long-term value** of these assets
- Reducing time from vertical construction to delivery of space

Refer to "Megacampus" and "Net operating income and net operating income (cash basis)" in the appendix.

1. Refer to the appendix for our guidance range for 2025 construction.
2. Percentages based on the midpoint of our guidance range for 2025 construction before contributions from noncontrolling interests (consolidated real estate joint ventures) and tenant-funded and tenant-built landlord improvements. Refer to "Development, redevelopment, and pre-construction" in the appendix.
3. As of September 30, 2024.
4. Represents three projects.

ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024

145

ALEXANDRIA'S LOW REVENUE-/NON-REVENUE-ENHANCING CAPITAL EXPENDITURES REFLECT OUR DURABLE INFRASTRUCTURE AND FAVORABLE TRIPLE NET LEASE STRUCTURE

2025 Increase Primarily Driven by Key 1Q25 Lease Expirations at Two Single-Tenant Buildings Last Developed/Redeveloped 18–20 Years Ago[1]

5-YEAR AVERAGE (2021–2025)

15%

REVENUE-/NON-REVENUE-ENHANCING CAPITAL EXPENDITURES AS A PERCENTAGE OF NOI[2]


$250
(9% of Construction)[1]
$415
(19% of Construction)[1]
2024 Projected
2025 Projected

REVENUE-/NON-REVENUE-ENHANCING CAPITAL EXPENDITURES[3]

Refer to "Development, redevelopment, and pre-construction" and "Net operating income and net operating income (cash basis)" in the appendix.

1. We expect an approximate $165 million increase in revenue-/non-revenue-enhancing capital expenditures from 2024 to 2025, based upon the midpoints of our guidance ranges for construction before contributions from noncontrolling interests in each year, primarily driven by key first quarter 2025 lease expirations at two single-tenant buildings last developed/redeveloped 18–20 years ago, comprising 200 Technology Square on the Alexandria Technology Square® Megacampus in our Cambridge submarket and 409 Illinois Street in our Mission Bay submarket. Our share of 2025 revenue- and non-revenue-enhancing capital expenditures (before contributions from noncontrolling interests and tenant-funded and tenant-built landlord improvements) for the year ending December 31, 2025 based on the midpoint of our guidance range for construction is projected to be $370 million.
2. Represents the average of our share of revenue-/non-revenue-enhancing capital expenditures as a percentage of net operating income for the years ended December 31, 2021 through 2023 and projected amounts for the years ending December 31, 2024 and 2025, based on the midpoints of our guidance ranges for construction for these years disclosed on October 21, 2024 and December 4, 2024, respectively.
3. Represents projected revenue- and non-revenue-enhancing capital expenditures before contributions from noncontrolling interests (consolidated real estate joint ventures) and tenant-funded and tenant-built landlord improvements for the years ending December 31, 2024 and 2025 based on the midpoints of our guidance ranges for construction for these years disclosed on October 21, 2024 and December 4, 2024, respectively.

ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024
146

147ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 1. For the years ended December 31, 2022 through 2023 and the nine months ended September 30, 2024 for contributions from noncontrolling interests (consolidated real estate joint ventures). 2. As of September 30, 2024. ALEXANDRIA’S CONTRIBUTIONS FROM EXISTING CONSOLIDATED JOINT VENTURES PROVIDES SIGNIFICANT EQUITY CAPITAL TO FUND FUTURE CONSTRUCTION REDUCES OUR SHARE OF FUTURE CONSTRUCTION Projected funding from contractual commitments from 4Q24 through 2027² $1.0B Funded over last 3 years¹ $1.1B

148ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 ALEXANDRIA’S GUIDANCE FOR 2025 KEY SOURCES OF CAPITAL $ in millions. 1. Represents the midpoints of our 2025 guidance ranges for key sources of capital disclosed on December 4, 2024. Refer to the appendix for our guidance ranges. 2. Refer to “Net cash provided by operating activities after dividends” in the appendix. Alexandria’s continued self-funding strategy in 2025 Midpoint¹ Reduction in debt $ (190) Excess 2024 bond capital held as cash at December 31, 2024 150 (40) Net cash provided by operating activities after dividends² 475 Dispositions and sales of partial interests 1,550 Total sources of capital $ 1,985

149ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 ALEXANDRIA’S GUIDANCE FOR 2025 REDUCTION IN DEBT $ in millions. 1. Represents the midpoints of our 2025 guidance ranges for reduction in debt disclosed on December 4, 2024. Refer to the appendix for our guidance ranges. Midpoint¹ Issuance of unsecured senior notes payable $ 600 Repayment of unsecured senior notes payable (600) Unsecured senior line of credit, commercial paper, and other (190) Total reduction in debt before applying excess cash held at YE24 $ (190)

150ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 ALEXANDRIA’S CONSISTENT INCREASE IN ANNUAL CASH FLOWS PROVIDES SIGNIFICANT CAPITAL FOR REINVESTMENT Refer to “Net cash provided by operating activities after dividends” in the appendix. 1. Represents the years ended December 31, 2019 through 2023 and the midpoints of our 2024 and 2025 guidance ranges disclosed on October 21, 2024 and December 4, 2024, respectively . 2. Represents the midpoint of our guidance range for 2025 net cash provided by operating activities after dividends disclosed on December 4, 2024. Refer to the appendix for our guidance range. $222M $475M 2019 2025 Projected² NET CASH PROVIDED BY OPERATING ACTIVITIES AFTER DIVIDENDS 114% INCREASE $2.8B Total 2019 to 2025¹

151ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 $4.24 $4.48 $4.72 $4.96 $5.16 2020 2021 2022 2023 2024³ ANNUAL COMMON STOCK DIVIDEND PER SHARE 58% 57% 55%60% 55%DIVIDEND PAYOUT RATIO4 DIVIDEND YIELD1 4.4% 5.2% AVERAGE ANNUAL DIVIDEND PER-SHARE GROWTH2 ALEXANDRIA SHARES OUR SOLID CASH FLOWS WITH STOCKHOLDERS THROUGH CONSISTENT GROWTH IN DIVIDENDS PER SHARE 1. Dividend yield is calculated as the dividend declared for the three months ended September 30, 2024 of $1.30 per common share annualized divided by the closing price of our common stock on September 30, 2024 of $118.75. 2. Represents the average growth in common dividends per share for the years ended December 31, 2020 through 2023 and the nine months ended September 30, 2024 annualized. 3. Represents common stock dividend declared for the nine months ended September 30, 2024 annualized. 4. The 2020 through 2023 amounts represent the dividend payout ratios for the respective calendar years, and the 2024 amount represents the dividend payout ratio for the three months ended September 30, 2024. Refer to “Dividend payout ratio (common stock)” in the appendix.

152ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 ALEXANDRIA’S 2025 DISPOSITION STRATEGY 1. Represents the midpoint of our guidance range for 2025 dispositions and sales of partial interests disclosed on December 4, 2024. Refer to the appendix for our guidance ranges. 2. Represents the estimated weighted-average capitalization rate we expect to achieve on projected 2025 dispositions and partial interest sales excluding land. Refer to “Capitalization rates” in the appendix. 3. As of November 22, 2024. 2025 PROJECTED DISPOSITIONS OF CORE/NON-CORE ASSETS $1.55B LOW- TO MID-7% AVERAGE CAPITALIZATION RATE² $344M DISPOSITIONS SUBJECT TO SIGNED LOI/PSA (22% of 2025 Guidance Midpoint)³ 2025 GUIDANCE FOR DISPOSITIONS¹

153ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 ALEXANDRIA’S STRATEGIC OPTIONALITY FOR FUTURE GROWTH BEYOND 2025 (2026–2029) INTERNAL GROWTH STRATEGIES COMPLETION AND LEASE-UP OF ACTIVE DEVELOPMENT AND REDEVELOPMENT PIPELINE PROJECTS INCREMENTAL ACCRETIVE INVESTMENT GROWTH STRATEGIES FUTURE GROWTH (2026–2029)

154ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 STRATEGIC POSITIONING for FUTURE GROWTH ALEXANDRIA INVESTOR DAY 2024 APPENDIX

155ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 DEFINITIONS AND NON-GAAP RECONCILIATIONS Adjusted EBITDA and Adjusted EBITDA margin We use Adjusted EBITDA as a supplemental performance measure of our operations, for financial and operational decision-making, and as a supplemental means of evaluating period-to-period comparisons on a consistent basis. Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation, and amortization (“EBITDA”), excluding stock compensation expense, gains or losses on early extinguishment of debt, gains or losses on sales of real estate, impairments of real estate, and significant termination fees. Adjusted EBITDA also excludes unrealized gains or losses and significant realized gains or losses and impairments that result from our non-real estate investments. These nonreal estate investment amounts are classified in our consolidated statements of operations outside of total revenues. We believe Adjusted EBITDA provides investors with relevant and useful information as it allows investors to evaluate the operating performance of our business activities without having to account for differences recognized because of investing and financing decisions related to our real estate and non-real estate investments, our capital structure, capital market transactions, and variances resulting from the volatility of market conditions outside of our control. For example, we exclude gains or losses on the early extinguishment of debt to allow investors to measure our performance independent of our indebtedness and capital structure. We believe that adjusting for the effects of impairments and gains or losses on sales of real estate, significant impairments and realized gains or losses on non-real estate investments, and significant termination fees allows investors to evaluate performance from period to period on a consistent basis without having to account for differences recognized because of investing and financing decisions related to our real estate and non-real estate investments or other corporate activities that may not be representative of the operating performance of our properties. In addition, we believe that excluding charges related to stock compensation and unrealized gains or losses facilitates for investors a comparison of our business activities across periods without the volatility resulting from market forces outside of our control. Adjusted EBITDA has limitations as a measure of our performance. Adjusted EBITDA does not reflect our historical expenditures or future requirements for capital expenditures or contractual commitments. While Adjusted EBITDA is a relevant measure of performance, it does not represent net income (loss) or cash flows from operations calculated and presented in accordance with GAAP, and it should not be considered as an alternative to those indicators in evaluating performance or liquidity. We are not able to forecast fourth quarter net income without unreasonable effort and therefore do not provide a reconciliation for Adjusted EBITDA on a forward-looking basis. This is due to the inherent difficulty of forecasting the timing and/or amount of items that depend on market conditions outside of our control, including the timing of dispositions, capital events, and financing decisions, as well as quarterly components such as gain on sales of real estate, unrealized gains or losses on non-real estate investments, impairment of real estate, and impairment of non-real estate investments. Our attempt to predict these amounts may produce significant but inaccurate estimates, which would be potentially misleading for our investors. Annual rental revenue Annual rental revenue represents the annualized fixed base rental obligations, calculated in accordance with GAAP, including the amortization of deferred revenue related to tenant-funded and -built landlord improvements, for leases in effect as of the end of the period, related to our operating RSF. Annual rental revenue is presented using 100% of the annual rental revenue from our consolidated properties and our share of annual rental revenue for our unconsolidated real estate joint ventures. Annual rental revenue per RSF is computed by dividing annual rental revenue by the sum of 100% of the RSF of our consolidated properties and our share of the RSF of properties held in unconsolidated real estate joint ventures. As of September 30, 2024, approximately 93% of our leases (on an annual rental revenue basis) were triple net leases, which require tenants to pay substantially all real estate taxes, insurance, utilities, repairs and maintenance, common area expenses, and other operating expenses (including increases thereto) in addition to base rent. Annual rental revenue excludes these operating expenses recovered from our tenants. Amounts recovered from our tenants related to these operating expenses, along with base rent, are classified in income from rentals in our consolidated statements of operations. Capitalization rates Capitalization rates are calculated based on net operating income and net operating income (cash basis) annualized, excluding lease termination fees, on stabilized operating assets for the quarter preceding the date on which the property is sold, or near-term prospective net operating income. Capitalized interest We capitalize interest cost as a cost of a project during periods for which activities necessary to develop, redevelop, or reposition a project for its intended use are ongoing, provided that expenditures for the asset have been made and interest cost has been incurred. Activities necessary to develop, redevelop, or reposition a project include pre- construction activities such as entitlements, permitting, design, site work, and other activities preceding commencement of construction of aboveground building improvements. The advancement of pre-construction efforts is focused on reducing the time required to deliver projects to prospective tenants. These critical activities add significant value for future ground-up development and are required for the vertical construction of buildings. If we cease activities necessary to prepare a project for its intended use, interest costs related to such project are expensed as incurred.

156ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 DEFINITIONS AND NON-GAAP RECONCILIATIONS Class A/A+ properties and AAA locations Class A/A+ properties are properties clustered in AAA locations that provide innovative tenants with highly dynamic and collaborative environments that enhance their ability to successfully recruit and retain world-class talent and inspire productivity, efficiency, creativity, and success. Class A/A+ properties generally command higher annual rental rates than other classes of similar properties. AAA locations are in close proximity to concentrations of specialized skills, knowledge, institutions, and related businesses. Such locations are generally characterized by high barriers to entry for new landlords, high barriers to exit for tenants, and a limited supply of available space. Competitive supply Represents the total rentable square footage of laboratory space under development or redevelopment that (i) is available for direct lease and (ii) we believe is competitive with our laboratory space within a given submarket. Total competitive supply excludes owner-user space. Development, redevelopment, and pre-construction A key component of our business model is our disciplined allocation of capital to the development and redevelopment of new Class A/A+ properties, and property enhancements identified during the underwriting of certain acquired properties, located in collaborative Megacampus ecosystems in AAA life science innovation clusters. These projects are generally focused on providing high-quality, generic, and reusable spaces that meet the real estate requirements of a wide range of tenants. Upon completion, each development and redevelopment project is expected to generate increases in rental income, net operating income, and cash flows. Our development and redevelopment projects are generally in locations that are highly desirable to high-quality entities, which we believe results in higher occupancy levels, longer lease terms, higher rental income, higher returns, and greater long-term asset value. Development projects generally consist of the ground-up development of generic and reusable laboratories. Redevelopment projects consist of the permanent change in use of acquired office, warehouse, or shell space into laboratory space. We generally will not commence new development projects for aboveground construction of new Class A/A+ laboratory space without first securing significant pre-leasing for such space, except when there is solid market demand for high-quality Class A/A+ properties. Priority anticipated projects are those most likely to commence future ground-up development or first-time conversion from non-laboratory space to laboratory space prior to our other future projects, pending market conditions and leasing negotiations. Pre-construction activities include entitlements, permitting, design, site work, and other activities preceding commencement of construction of aboveground building improvements. The advancement of pre-construction efforts is focused on reducing the time required to deliver projects to prospective tenants. These critical activities add significant value for future ground-up development and are required for the vertical construction of buildings. Ultimately, these projects will provide high-quality facilities and are expected to generate significant revenue and cash flows. Development, redevelopment, and pre-construction spending also includes the following costs: (i) amounts to bring certain acquired properties up to market standard and/or other costs identified during the acquisition process (generally within two years of acquisition) and (ii) permanent conversion of space for highly flexible, move-in-ready laboratory space to foster the growth of promising early- and growth-stage life science companies. Revenue-enhancing and repositioning capital expenditures represent spending to reposition or significantly change the use of a property, including through improvement in the asset quality from Class B to Class A/A+. Non-revenue-enhancing capital expenditures represent costs required to maintain the current revenues of a stabilized property, including the associated costs for renewed and re-leased space. Non-revenue-enhancing capital expenditures represent costs required to maintain the current revenues of a stabilized property, including the associated costs for renewed and re-leased space.

157ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 DEFINITIONS AND NON-GAAP RECONCILIATIONS Dividend payout ratio (common stock) Dividend payout ratio (common stock) is the ratio of the absolute dollar amount of dividends on our common stock (shares of common stock outstanding on the respective record dates multiplied by the related dividend per share) to funds from operations attributable to Alexandria’s common stockholders – diluted, as adjusted. Fixed-charge coverage ratio Fixed-charge coverage ratio is a non-GAAP financial measure representing the ratio of Adjusted EBITDA to cash interest and fixed charges. We believe that this ratio is useful to investors as a supplemental measure of our ability to satisfy fixed financing obligations and preferred stock dividends. Cash interest is equal to interest expense calculated in accordance with GAAP plus capitalized interest, less amortization of loan fees and debt premiums (discounts). We are not able to forecast fourth quarter net income without unreasonable effort and therefore do not provide a reconciliation for fixed-charge coverage ratio on a forward- looking basis. This is due to the inherent difficulty of forecasting the timing and/or amount of items that depend on market conditions outside of our control, including the timing of dispositions, capital events, and financing decisions, as well as quarterly components such as gain on sales of real estate, unrealized gains or losses on non-real estate investments, impairment of real estate, and impairment of non-real estate investments. Our attempt to predict these amounts may produce significant but inaccurate estimates, which would be potentially misleading for our investors. Funds from operations and funds from operations, as adjusted, attributable to Alexandria’s common stockholders GAAP-basis accounting for real estate assets utilizes historical cost accounting and assumes that real estate values diminish over time. In an effort to overcome the difference between real estate values and historical cost accounting for real estate assets, the Nareit Board of Governors established funds from operations as an improved measurement tool. Since its introduction, funds from operations has become a widely used non-GAAP financial measure among equity REITs. We believe that funds from operations is helpful to investors as an additional measure of the performance of an equity REIT. Moreover, we believe that funds from operations, as adjusted, allows investors to compare our performance to the performance of other real estate companies on a consistent basis, without having to account for differences recognized because of real estate acquisition and disposition decisions, financing decisions, capital structure, capital market transactions, variances resulting from the volatility of market conditions outside of our control, or other corporate activities that may not be representative of the operating performance of our properties. The 2018 White Paper published by the Nareit Board of Governors (the “Nareit White Paper”) defines funds from operations as net income (computed in accordance with GAAP), excluding gains or losses on sales of real estate, and impairments of real estate, plus depreciation and amortization of operating real estate assets, and after adjustments for our share of consolidated and unconsolidated partnerships and real estate joint ventures. Impairments represent the write-down of assets when fair value over the recoverability period is less than the carrying value due to changes in general market conditions and do not necessarily reflect the operating performance of the properties during the corresponding period. We compute funds from operations, as adjusted, as funds from operations calculated in accordance with the Nareit White Paper, excluding significant gains, losses, and impairments realized on non-real estate investments, unrealized gains or losses on non-real estate investments, impairment of real estate primarily consisting of pre-acquisition costs incurred in connection with acquisitions we decided to no longer pursue, gains or losses on early extinguishment of debt, significant termination fees, acceleration of stock compensation expense due to the resignations of executive officers, deal costs, the income tax effect related to such items, and the amount of such items that is allocable to our unvested restricted stock awards. We compute the amount that is allocable to our unvested restricted stock awards using the two-class method. Under the two-class method, we allocate net income (after amounts attributable to noncontrolling interests) to common stockholders and to unvested restricted stock awards by applying the respective weighted- average shares outstanding during each quarter-to-date and year-to-date period. This may result in a difference of the summation of the quarter-to-date and year-to-date amounts. Neither funds from operations nor funds from operations, as adjusted, should be considered as alternatives to net income (determined in accordance with GAAP) as indications of financial performance, or to cash flows from operating activities (determined in accordance with GAAP) as measures of liquidity, nor are they indicative of the availability of funds for our cash needs, including our ability to make distributions.

158ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 DEFINITIONS AND NON-GAAP RECONCILIATIONS Initial stabilized yield (unlevered) Initial stabilized yield is calculated as the estimated amounts of net operating income at stabilization divided by our investment in the property. For this calculation, we exclude any tenant funded and -built landlord improvements from our investment in the property. Our initial stabilized yield excludes the benefit of leverage. Our cash rents related to our development and redevelopment projects are generally expected to increase over time due to contractual annual rent escalations. Our estimates for initial stabilized yields, initial stabilized yields (cash basis), and total costs at completion represent our initial estimates at the commencement of the project. We expect to update this information upon completion of the project, or sooner if there are significant changes to the expected project yields or costs. - Initial stabilized yield reflects rental income, including contractual rent escalations and any rent concessions over the term(s) of the lease(s), calculated on a straight-line basis, and any amortization of deferred revenue related to tenant-funded and -built landlord improvements. - Initial stabilized yield (cash basis) reflects cash rents at the stabilization date after initial rental concessions, if any, have elapsed and our total cash investment in the property. Investment-grade or publicly traded large cap tenants Investment-grade or publicly traded large cap tenants represent tenants that are investment-grade-rated or publicly traded companies with an average daily market capitalization greater than $10 billion for the twelve months ended September 30, 2024, as reported by Bloomberg Professional Services. Credit ratings from Moody’s Ratings and S&P Global Ratings reflect credit ratings of the tenant’s parent entity, and there can be no assurance that a tenant’s parent entity will satisfy the tenant’s lease obligation upon such tenant’s default. We monitor the credit quality and related material changes of our tenants. Material changes that cause a tenant’s market capitalization to decrease below $10 billion, which are not immediately reflected in the twelve-month average, may result in their exclusion from this measure. Megacampus™ A Megacampus is a cluster campus that consists of approximately 1 million RSF or more, including operating, active development/redevelopment, and land RSF less operating RSF expected to be demolished. Net cash provided by operating activities after dividends Net cash provided by operating activities after dividends includes the deduction for distributions to noncontrolling interests. For purposes of this calculation, changes in operating assets and liabilities are excluded as they represent timing differences. Net debt and preferred stock to Adjusted EBITDA Net debt and preferred stock to Adjusted EBITDA is a non-GAAP financial measure that we believe is useful to investors as a supplemental measure of evaluating our balance sheet leverage. Net debt and preferred stock is equal to the sum of total consolidated debt less cash, cash equivalents, and restricted cash, plus preferred stock outstanding as of the end of the period. Refer to the definition of Adjusted EBITDA. We are not able to forecast fourth quarter net income without unreasonable effort and therefore do not provide a reconciliation for net debt and preferred stock to Adjusted EBITDA on a forward-looking basis. This is due to the inherent difficulty of forecasting the timing and/or amount of items that depend on market conditions outside of our control, including the timing of dispositions, capital events, and financing decisions, as well as quarterly components such as gain on sales of real estate, unrealized gains or losses on non- real estate investments, impairment of real estate, and impairment of non-real estate investments. Our attempt to predict these amounts may produce significant but inaccurate estimates, which would be potentially misleading for our investors.

159ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 DEFINITIONS AND NON-GAAP RECONCILIATIONS Net operating income and net operating income (cash basis) Net operating income is a non-GAAP financial measure calculated as net income, the most directly comparable financial measure calculated and presented in accordance with GAAP, excluding equity in the earnings of our unconsolidated real estate joint ventures, general and administrative expenses, interest expense, depreciation and amortization, impairments of real estate, gains or losses on early extinguishment of debt, gains or losses on sales of real estate, and investment income or loss. We believe net operating income provides useful information to investors regarding our financial condition and results of operations because it primarily reflects those income and expense items that are incurred at the property level. Therefore, we believe net operating income is a useful measure for investors to evaluate the operating performance of our consolidated real estate assets. Net operating income on a cash basis is net operating income adjusted to exclude the effect of straight-line rent, amortization of acquired above- and below-market lease revenue, and amortization of deferred revenue related to tenant-funded and -built landlord improvements adjustments required by GAAP. We believe that net operating income on a cash basis is helpful to investors as an additional measure of operating performance because it eliminates straight-line rent revenue and the amortization of acquired above- and below- market leases and tenant-funded and -built landlord improvements. Operating statistics We present certain operating statistics related to our properties, including number of properties, RSF, occupancy percentage, leasing activity, and contractual lease expirations as of the end of the period. We believe these measures are useful to investors because they facilitate an understanding of certain trends for our properties. We compute the number of properties, RSF, occupancy percentage, leasing activity, and contractual lease expirations at 100%, excluding RSF at properties classified as held for sale, for all properties in which we have an investment, including properties owned by our consolidated and unconsolidated real estate joint ventures. Same property Same property refers to all consolidated properties that were fully operating for the entirety of the comparative periods presented. Properties that underwent development or redevelopment at any time during the comparative periods, unconsolidated real estate joint ventures, properties classified as held for sale, and corporate entities (legal entities performing general and administrative functions) are excluded from same property results. Additionally, termination fees, if any, are excluded from the results of same properties. Total equity capitalization Total equity capitalization is equal to the outstanding shares of common stock multiplied by the closing price on the last trading day at the end of each period presented. Total market capitalization Total market capitalization is equal to the sum of total equity capitalization and total debt. Weighted-average interest rate for capitalization of interest The weighted-average interest rate required for calculating capitalization of interest pursuant to GAAP represents a weighted-average rate as of the end of the applicable period, based on the rates applicable to borrowings outstanding during the period, including expense/income related to interest rate hedge agreements, amortization of loan fees, amortization of debt premiums (discounts), and other bank fees. A separate calculation is performed to determine our weighted-average interest rate for capitalization for each month. The rate will vary each month due to changes in variable interest rates, outstanding debt balances, the proportion of variable-rate debt to fixed-rate debt, the amount and terms of interest rate hedge agreements, and the amount of loan fee and premium (discount) amortization.

160ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 RECONCILIATION OF FUNDS FROM OPERATIONS PER SHARE – DILUTED, AS ADJUSTED 1. Represents our guidance for projected 2024 earnings per share and funds from operations per share attributable to Alexandria’s common stockholders – diluted, disclosed on October 21, 2024. 2. Represents our guidance for projected 2025 earnings per share and funds from operations per share attributable to Alexandria’s common stockholders – diluted, disclosed on December 4, 2024. 3. Excludes unrealized gains or losses for 2024 and 2025 after September 30, 2024 and December 31, 2024, respectively, that are required to be recognized in earnings and are excluded from funds from operations per share, as adjusted. PROJECTED PROJECTED 2024 AND 2025 EARNINGS PER SHARE AND FUNDS FROM OPERATIONS PER SHARE ATTRIBUTABLE TO ALEXANDRIA’S COMMON STOCKHOLDERS – DILUTED 20241 20252 Net income per share attributable to Alexandria Real Estate Equities, Inc.’s common stockholders3 $ 2.60 to $2.64 $ 2.57 to $2.77 Depreciation and amortization of real estate assets 6.05 6.70 Gain on sales of real estate (0.38) - Impairment of real estate – rental properties 0.67 - Allocation to unvested restricted stock awards (0.06) (0.04) Funds from operations per share attributable to Alexandria Real Estate Equities, Inc.’s common stockholders – diluted $ 8.88 to $8.92 $ 9.23 to $9.43 Unrealized losses on non-real estate investments 0.19 - Impairment of non-real estate investments 0.22 - Impairment of real estate 0.17 - Allocation to unvested restricted stock awards (0.01) - Funds from operations per share attributable to Alexandria Real Estate Equities, Inc.’s common stockholders – diluted, as adjusted $ 9.45 to $9.49 $ 9.23 to $9.43

161ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 RECONCILIATION OF ADJUSTED EBITDA AND ADJUSTED EBITDA MARGIN $ in thousands. 4Q20 4Q21 4Q22 4Q23 3Q24 Net income $ 457,133 $ 99,796 $ 95,268 $ (42,658) $ 213,603 Interest expense 37,538 34,862 17,522 31,967 43,500 Income taxes 2,053 4,156 2,063 1,322 1,877 Depreciation and amortization 177,750 239,254 264,480 285,246 293,998 Stock compensation expense 11,394 14,253 11,586 34,592 15,525 Loss on early extinguishment of debt 7,898 - - - - Gain on sales of real estate (152,503) (124,226) - (62,227) (27,114) Unrealized (gains) losses on non-real estate investments (233,538) 139,716 24,117 (19,479) (2,610) Impairment of real estate 25,177 - 26,186 271,890 5,741 Impairment of non-real estate investments - - 20,512 23,094 10,338 Adjusted EBITDA $ 332,902 $ 407,811 $ 461,734 $ 523,747 $ 554,980 Total revenues $ 463,720 $ 576,923 $ 670,281 $ 757,216 $ 791,607 Adjusted EBITDA margin 72% 71% 69% 69% 70%

162ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 RECONCILIATION OF NET DEBT AND PREFERRED STOCK TO ADJUSTED EBITDA $ in thousands. 4Q20 4Q21 4Q22 4Q23 3Q24 Secured notes payable $ 230,925 $ 205,198 $ 59,045 $ 119,662 $ 145,000 Unsecured senior notes payable 7,232,370 8,316,678 10,100,717 11,096,028 12,092,012 Unsecured senior line of credit and commercial paper 99,991 269,990 - 99,952 454,589 Unamortized deferred financing costs 56,312 65,476 74,918 76,329 79,610 Cash and cash equivalents (568,532) (361,348) (825,193) (618,190) (562,606) Restricted cash (29,173) (53,879) (32,782) (42,581) (17,031) Preferred stock - - - - - Net debt and preferred stock $ 7,021,893 $ 8,442,115 $ 9,376,705 $ 10,731,200 $ 12,191,574 Adjusted EBITDA $ 332,902 $ 407,811 $ 461,734 $ 523,747 $ 554,908 Adjusted EBITDA (annualized) $ 1,331,608 $ 1,631,244 $ 1,846,936 $ 2,094,988 $ 2,219,632 Net debt and preferred stock to Adjusted EBITDA – quarter annualized 5.3x 5.2x 5.1x 5.1x 5.5x

163ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024 RECONCILIATION OF FIXED-CHARGE COVERAGE RATIO $ in thousands. 4Q20 4Q21 4Q22 4Q23 3Q24 Interest expense $ 37,538 $ 34,862 $ 17,522 $ 31,967 $ 43,550 Capitalized interest 37,589 44,078 79,491 89,115 86,496 Amortization of loan fees (2,905) (2,911) (3,975) (4,059) (4,222) Amortization of debt premiums 869 502 (272) (309) (330) Preferred dividends - - - - - Cash interest and fixed charges $ 73,091 $ 76,531 $ 92,766 $ 116,714 $ 125,494 Adjusted EBITDA $ 332,902 $ 407,811 $ 461,734 $ 523,747 $ 554,908 Fixed-charge coverage – quarter annualized 4.6x 5.3x 5.0x 4.5x 4.4x

KEY 2025 SOURCES AND USES OF CAPITAL

	RANGE		MIDPOINT
Sources of capital:			
Incremental (reduction in) debt	$ 110	$ (490)	$ (190)
Excess 2024 bond capital expected to be held as cash at December 31, 2024	-	300	150
	110	(190)	(40)
Net cash provided by operating activities after dividends	425	525	475
Dispositions and sales of partial interests	1,050	2,050	1,550
Total sources of capital	$ 1,585	$ 2,385	$ 1,985
Uses of capital:			
Construction	$ 1,450	$ 2,050	$ 1,750
Acquisitions and other opportunistic uses of capital	-	200	100
Ground lease prepayment[1]	135	135	135
Total uses of capital	$ 1,585	$ 2,385	$ 1,985
Incremental (reduction in) debt (included above):			
Issuance of unsecured senior notes payable	$ 300	$ 900	$ 600
Repayment of unsecured senior notes payable	(600)	(600)	(600)
Unsecured senior line of credit, commercial paper program, and other	410	(790)	(190)
Incremental (reduction in) debt	$ 110	$ (490)	$ (190)

$ in millions.

1. In July 2024, we executed an amendment to our existing ground lease agreement at the Alexandria Technology Square® Megacampus in our Cambridge submarket, which requires that we prepay our entire rent obligation for the extended lease term aggregating $270.0 million in two equal installments during the fourth quarter of 2024 and the first quarter of 2025.

ALEXANDRIA REAL ESTATE EQUITIES, INC. | Proprietary | All Rights Reserved © 2024

164